 As filed with the Securities and Exchange Commission on or about November 28,
                                     2005

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-33607

        Pre-Effective Amendment No.
                                                                          [_]
                                  ----

        Post-Effective Amendment No. __15__

                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-08333

        Amendment No. __16__

                                                                          [X]

                               -----------------

                          NUVEEN INVESTMENT TRUST II
        (Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois                  60606
(Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
 Jessica R. Droeger--Vice President and               Eric F. Fess
                Secretary                        Chapman and Cutler LLP
          333 West Wacker Drive                       111 W. Monroe
         Chicago, Illinois 60606                 Chicago, Illinois 60603
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box):


[X]immediately upon filing pursuant to paragraph (b) [_]on (date) pursuant to paragraph (a)(1)
[_]on              pursuant to paragraph (b)         [_]75 days after filing pursuant to paragraph (a)(2)
[_]60 days after filing pursuant to paragraph (a)(1) [_]on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS

                                      OF


                        POST-EFFECTIVE AMENDMENT NO. 15


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund

                   Part B--Statement of Additional Information--copy of the Annual Reports to Shareholders for the Funds (the financial statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

--------------------------------------------------------------------------------

Nuveen Investments
Equity Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   NOVEMBER 28, 2005

                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]




Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund




The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.                                                 [LOGO] Nuveen
                                                               Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information
Table of Contents


        Section 1  The Funds
        This section provides you with an overview of the funds, including investment objectives, risk factors and historical performance information.

        Introduction                                                  1
        Nuveen NWQ International Value Fund                           2
        Nuveen Rittenhouse Growth Fund                                4

        Section 2  How We Manage Your Money
        This section gives you a detailed discussion of our investment and risk management strategies.

        Who Manages the Funds                                         6
        What Types of Securities We Invest In                         8
        How We Select Investments                                     9
        How NWQ Has Performed                                        10
        What the Risks Are                                           11
        How We Manage Risk                                           13

        Section 3  How You Can Buy and Sell Shares
        This section provides the information you need to move money into or out of your account.

        What Share Classes We Offer                                  14
        How to Reduce Your Sales Charge                              15
        How to Buy Shares                                            17
        Systematic Investing                                         18
        Systematic Withdrawal                                        19
        Special Services                                             19
        How to Sell Shares                                           20

        Section 4  General Information
        This section summarizes the funds' distribution policies and other general fund information.

        Dividends, Distributions and Taxes                           23
        Distribution and Service Plans                               24
        Net Asset Value                                              25
        Frequent Trading                                             26
        Fund Service Providers                                       27

        Section 5  Financial Highlights
        This section provides the funds' financial performance.      28

                                                              November 28, 2005


Section 1  The Funds

                       Nuveen NWQ International Value Fund
                       Nuveen Rittenhouse Growth Fund

                                                 [GRAPHIC]

                                               Introduction


                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ International Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund invests in foreign equity securities, including foreign equity securities traded on foreign exchanges and American Depositary Receipts.


Nuveen Asset Management ("NAM") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify undervalued foreign companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on both fundamental and qualitative valuation measures.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.


Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.


As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  to invest in foreign stocks;
.. long-term total return potential from a value-driven equity investing strategy;

..  to meet long-term financial goals; or

..  to diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:
.. unwilling to accept share price fluctuation, including the possibility of sharp price declines;

..  unwilling to accept the risks of foreign investment; or

..  investing to meet short-term financial goals.

How the Fund Has Performed



NAM has selected NWQ to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past five years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                    [CHART]

                             Class A Annual Returns

                       2000     2001     2002     2003    2004
                      ------   ------   ------   ------  ------
                      -2.5%    -26.5%   -12.8%   45.3%    28.2%



 1. Effective October 7, 2002, based upon the determination of the fund's Board of Trustees and a shareholder vote, the fund changed its name from the Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. The fund's sub-adviser and primary investment strategy were also changed. The Class A year-to-date return on net asset value as of 9/30/05 was 8.73%.


Section 1  The Funds

During the five-year period ended December 31, 2004, the highest and lowest quarterly returns were 19.42% and -19.48%, respectively for the quarters ended 3/31/00 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges. See "How NWQ Has Performed" for additional performance information. The fund's and NWQ's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                        Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2004
                                                           Since
               Class Returns                             Inception
                 Before Taxes           1 Year   5 Year  (12/20/99)
               -----------------------------------------------------
               Class A (Offer)          20.85%    1.88%     3.72%
               Class B                  23.32%    2.05%     3.89%
               Class C                  27.29%    2.25%     4.08%
               Class R                  28.62%    3.26%     5.10%
               -----------------------------------------------------
               Class A (Offer) Returns:
                After Taxes on
                  Distributions         20.92%    1.91%     3.75%
                After Taxes on
                  Distributions and
                  Sale of Shares        13.92%    1.68%     3.27%
               -----------------------------------------------------
               MSCI EAFE Index/2/       20.70%   -0.80%    -0.80%
               Lipper Peer Group/2/     21.63%    3.76%     3.76%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

           Share Class                     A        B       C    R/4/
           ----------------------------------------------------------
           Maximum Sales Charge Imposed
           on Purchases                 5.75%/5/ None    None    None
           Maximum Sales Charge Imposed
           on Reinvested Dividends       None    None    None    None
           Exchange Fees                 None    None    None    None
           Deferred Sales Charge/6/      None/5/   5%/7/   1%/8/ None
           Redemption Fee/9/               2%      2%      2%      2%


 2. The MSCI (Morgan Stanley Capital International) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The since inception return for the index was calculated as of December 31, 1999. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Lipper Peer Group returns reflect the performance of the Lipper International Multi-Cap Value Funds Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds Category. The since inception data for the Lipper Peer Group represents returns for the period 12/31/99 - 12/31/04, as the returns for the index are calculated on a calendar month basis. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


 Annual Fund Operating Expenses


Paid From Fund Assets


        Share Class                               A     B     C     R
        ---------------------------------------------------------------
        Management Fees                         1.04% 1.04% 1.04% 1.04%
        12b-1 Distribution and Service Fees/10/  .25% 1.00% 1.00%    --
        Other Expenses                           .30%  .29%  .31%  .28%
        Total Annual Fund Operating
        Expenses/11/                            1.59% 2.33% 2.35% 1.32%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  727 $  636 $  238 $  134 $  727 $  236 $  238 $  134
       3 Years    $1,048 $1,027 $  733 $  418 $1,048 $  727 $  733 $  418
       5 Years    $1,391 $1,345 $1,255 $  723 $1,391 $1,245 $1,255 $  723
       10 Years   $2,356 $2,481 $2,686 $1,590 $2,356 $2,481 $2,686 $1,590


 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.

 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain circumstances. See "How to Sell Shares" for further information.
10. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

11. NAM has voluntarily agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Rittenhouse Growth Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund ordinarily will invest at least 65% of its total assets in the equity securities of high quality companies--those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Through fundamental analysis, Rittenhouse seeks to invest in the 30-60 companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.


                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  a conservative growth stock fund as the core of a diversified investment plan;
.. to build and protect wealth over time through prudent capital management; .. to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NAM has selected Rittenhouse Asset Management, Inc. to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                    [CHART]

                           Class A Annual Returns

       1998      1999      2000      2001      2002      2003     2004
      ------    ------    ------    ------    ------    ------   ------
       25.3%     14.1%     -0.3%    -19.1%    -27.2%     19.6%    3.6%



1. The Class A year-to-date return on net asset value as of 9/30/05 was -1.59%.


Section 1  The Funds

During the seven-year period ended December 31, 2004, the highest and lowest quarterly returns were 21.21% and -17.60%, respectively for the quarters ended 12/31/98 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                        Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2004
                                                           Since
               Class Returns                             Inception
                 Before Taxes           1 Year   5 Year  (12/31/97)
               -----------------------------------------------------
               Class A (Offer)          -2.40%   -7.29%    -0.31%
               Class B                  -1.23%   -7.09%    -0.21%
               Class C                   2.77%   -6.89%    -0.20%
               Class R                   3.79%   -5.97%     0.79%
               -----------------------------------------------------
               Class A (Offer) Returns:
                After Taxes on
                  Distributions         -2.40%   -7.29%    -0.32%
               After Taxes on
                 Distributions and
                 Sale of Shares         -1.56%   -6.05%    -0.27%
               -----------------------------------------------------
               Russell 1000 Growth
                 Index/2/                6.30%   -9.29%     1.81%
               S&P 500 Index/2/         10.88%   -2.30%     4.77%
               Lipper Peer Group/2/      7.18%   -8.22%     2.72%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


2. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Lipper Peer Group returns reflect the performance of the Lipper Large-Cap Growth Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Fund Category. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .84%  .84%  .84%  .84%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%    --
         Other Expenses                          .39%  .39%  .39%  .38%
         Total Annual Fund Operating
         Expenses/10/                           1.48% 2.23% 2.23% 1.22%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  717 $  626 $  226 $  124 $  717 $  226 $  226 $  124
       3 Years    $1,016 $  997 $  697 $  387 $1,016 $  697 $  697 $  387
       5 Years    $1,336 $1,295 $1,195 $  670 $1,336 $1,195 $1,195 $  670
       10 Years   $2,242 $2,376 $2,565 $1,477 $2,242 $2,376 $2,565 $1,477


 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.
 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

10. NAM has voluntarily agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Fund

                       NAM, the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds' portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen and its affiliates had approximately $128 billion in assets under management, as of September 30, 2005. Nuveen Investments is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       NAM has selected NWQ Investment Management Company, LLC ("NWQ"), 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. NWQ manages and supervises the investment of the NWQ International Value Fund's assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments, as its sole managing member.

                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $40 billion in assets as of September 30, 2005. Paul J. Hechmer, Managing Director (since 2005), and International Portfolio Manager of NWQ (formerly, Vice President since 2001), is the portfolio manager of the fund and has held such position since October 7, 2002. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value Portfolios.

                       NAM has selected Rittenhouse Asset Management, Inc. ("Rittenhouse"), Five Radnor Corporate Center, Radnor, PA 19087-9570, as sub-adviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of Nuveen Investments, is an institutional investment management firm with over 20 years of experience and approximately $6.7 billion in assets under management as of September 30, 2005. Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. Members of the investment team are described below.


Section 2  How We Manage Your Money

                       John Philips Waterman, CFA, is Chief Investment Officer (since 2000), previously, Managing Director (1997-2000) of Rittenhouse and is a member of the research and investment team (since 1993).

                       James J. Jolinger is a Managing Director and Portfolio Manager of Rittenhouse (since 2004) and is a member of the research and investment team (since 2004). He previously was a Portfolio Manager and Executive Director of Morgan Stanley Investment Management, Inc. (1997-2003).

                       William Lacy Conrad is a Managing Director and Portfolio Manager of Rittenhouse and was previously a member of the Executive Committee (1997-2000). He is a member of the research and investment team (since 1991).

                       Leonard Harold McCandless, CFA, is Vice President and Portfolio Manager of Rittenhouse (since 1989) and is a Director of The Rittenhouse Trust Company (since 1990). He is a member of the research and investment team (since 1989).

                       Daniel C. Roarty, CFA, is Vice President and Portfolio Manager of Rittenhouse (since 2004) and is a member of the research and investment team (since 2001). He was previously with Morgan Stanley as a Vice President and Security Analyst (1998-2001).

                       Nancy M. Crouse, CFA, is a Managing Director and Portfolio Manager (since April 2005) of Rittenhouse. She was previously Senior Vice President/Senior Portfolio Manager at Delaware Investment Advisers, (1993 to 2005).


                       The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight group at NAM, which regularly reviews the investment strategy, market sectors, and individual security holdings of the funds.


                       Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx.


                       For the most recent fiscal year, the funds paid NAM the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:


                       NWQ International Value Fund  1.04%
                       Rittenhouse Growth Fund        .84%



                       The management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.


                       The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

                                                 NWQ
                                            International Rittenhouse
           Average Daily Net Assets          Value Fund   Growth Fund
            For the first $125 million          .8500%       .6500%
            For the next $125 million           .8375%       .6375%
            For the next $250 million           .8250%       .6250%
            For the next $500 million           .8125%       .6125%
            For the next $1 billion             .8000%       .6000%
            For net assets over $2 billion      .7750%       .5750%

                                            Section 2  How We Manage Your Money

                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of October 31, 2005, complex-level assets were approximately $65.5 billion and the effective complex-level component for each Nuveen fund was .1905% of fund net assets.

                       Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the funds' annual report for the fiscal year ended July 31, 2005.



             [GRAPHIC]

             What Types of Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. For the NWQ International Value Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, or Fitch Ratings when purchased.

                       Foreign Investments


                       The NWQ International Value Fund primarily invests in a variety of foreign equity securities of companies domiciled in countries other than the United States. The NWQ International Value Fund may invest directly in foreign securities that are denominated in foreign currencies or in dollar-denominated securities of foreign issuers. The NWQ International Value Fund may also invest in foreign securities by purchasing American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign company. An ADR is typically bought and sold in the same manner as U.S. securities (although investors can also purchase the foreign securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying foreign security and sell it overseas) and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.


                       The Rittenhouse Growth Fund may invest in equity securities of foreign issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets).

                       All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                       Short-Term Investments

                       The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Section 2  How We Manage Your Money

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                       Portfolio Holdings

                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each month. This information will remain available on the funds' website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.



                                                 [GRAPHIC]

                                         How We Select Investments

                       NWQ International Value Fund

                       NWQ adheres to a disciplined, value-driven investment strategy with an aim to provide long-term capital appreciation. NWQ emphasizes quality securities carefully chosen through in-depth research and follows those securities closely over time to assess whether they continue to meet its purchase rationale.

                       Value Investing

                       NWQ selects stocks for the NWQ International Value Fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's sell discipline generally focuses on valuation. That is, a security will be sold when its price is no longer attractive versus its intrinsic value. This may occur through price appreciation or if fundamentals deteriorate to an extent that the existing stock price is no longer justified. Stocks will also from time to time be sold if it is determined that a more attractive investment opportunity is available.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Rittenhouse Growth Fund


                       The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of high quality companies. High Quality companies are generally characterized by their substantial capitalization,


                                            Section 2  How We Manage Your Money
                       established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.

                       Growth Investing


                       From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions. Also, it then selects companies that meet at least one of the following criteria 1) earnings quality rating of A or better by Standard & Poor's; 2) financial strength rating of A or better from Value Line; or 3) companies identified by the Rittenhouse Quality Model, a proprietary multi-factor model designed to identify high quality companies. Rittenhouse believes this constitutes an attractive investment universe from which to select individual securities for purchase. Through fundamental analysis, Rittenhouse seeks to invest in the 30-60 stocks within industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.


                       Certain of the Rittenhouse Growth Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it tends to invest in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates significantly reducing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. When selling portfolio securities, Rittenhouse will generally seek to minimize the gains realized by the fund by taking into account the tax implications associated with selling specific securities.

                       Portfolio Turnover


                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The NWQ International Value Fund expects its annual portfolio turnover rate to be between 25% and 45%. The Rittenhouse Growth Fund expects its annual portfolio turnover to be between 20% and 50% under normal market conditions. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the funds of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.



                                                 [GRAPHIC]

                       How NWQ Has Performed


                       The chart and table below illustrate the historical performance of NWQ's investment strategy for the NWQ International Value Fund. The chart and table present the historical performance of NWQ's International Value Equity Composite, which represents all its substantially similar managed separate accounts (totalling $279.3 million as of September 30, 2005) that have substantially the same investment objectives, strategies and policies as the NWQ International Value Fund.


                       Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not the performance of the NWQ International Value Fund.

Section 2  How We Manage Your Money

NWQ's International Value Equity Composite

Prior Performance of Similar Accounts

Growth of a $10,000 Investment 4/1/00--9/30/05


                                    [CHART]

          NWQ's International Value     Lipper International       MSCI EAFE
           Equity (ADR) Composite    Multi-Cap Value Fund Index      Index
          -------------------------  --------------------------    ---------
Apr-00          $ 9,425.00                $10,000.00              $10,000.00
                  9,058.13                  9,752.00                9,474.00
                  8,995.40                  9,775.40                9,242.83
                  9,632.05                 10,339.45                9,604.23
                  9,576.91                 10,088.20                9,201.81
Sep-00            9,634.13                 10,129.56                9,281.87
                  9,078.97                  9,716.27                8,829.84
                  9,006.11                  9,583.16                8,621.46
                  8,960.85                  9,532.37                8,298.15
                  9,561.90                 10,009.94                8,592.74
                  9,727.08                 10,120.05                8,588.44
Mar-01            9,613.03                  9,741.56                7,944.31
                  9,034.09                  9,108.36                7,414.42
                  9,569.58                  9,647.57                7,929.72
                  9,638.24                  9,497.07                7,649.80
                  9,343.07                  9,328.97                7,336.93
                  9,134.49                  9,173.18                7,203.40
Sep-01            9,058.44                  9,144.74                7,021.15
                  7,877.00                  8,051.95                6,309.91
                  8,237.57                  8,252.44                6,471.44
                  8,547.09                  8,561.91                6,710.24
                  8,729.79                  8,692.90                6,749.83
                  8,656.24                  8,457.33                6,391.41
Mar-02            8,808.37                  8,589.26                6,436.15
                  9,516.35                  9,060.81                6,815.24
                  9,840.61                  9,235.68                6,828.87
                 10,183.81                  9,466.58                6,915.60
                  9,500.22                  9,050.05                6,640.36
                  8,751.36                  8,195.72                5,984.95
Sep-02            8,810.65                  8,161.30                5,971.19
                  7,928.49                  7,212.96                5,329.88
                  8,048.01                  7,545.47                5,616.10
                  8,624.05                  7,981.60                5,871.07
                  8,625.55                  7,716.61                5,673.80
                  8,511.48                  7,495.92                5,437.20
Mar-03            8,301.04                  7,268.79                5,312.15
                  8,190.42                  7,057.27                5,208.03
                  8,815.97                  7,854.04                5,718.42
                  9,578.33                  8,389.68                6,064.95
                  9,715.06                  8,632.98                6,211.72
                 10,103.42                  8,949.81                6,362.05
Sep-03           10,520.44                  9,213.83                6,516.01
                 10,905.22                  9,354.80                6,716.70
                 11,547.27                  9,934.80                7,135.15
                 11,795.24                 10,142.44                7,293.55
                 12,463.74                 10,852.41                7,863.18
                 12,568.12                 11,031.47                7,974.05
Mar-04           12,962.45                 11,267.55                8,158.25
                 13,331.55                 11,371.21                8,203.94
                 12,833.95                 11,110.81                8,018.53
                 12,873.42                 11,116.36                8,035.37
                 13,391.90                 11,393.16                8,221.79
                 13,171.93                 11,074.15                7,954.58
Sep-04           13,387.62                 11,133.95                7,989.58
                 13,834.44                 11,434.57                8,198.11
                 14,383.32                 11,888.52                8,477.66
                 15,490.47                 12,639.88                9,056.69
                 16,238.28                 13,232.69                9,454.28
                 15,773.45                 13,093.74                9,281.26
Mar-05           16,754.17                 13,648.92                9,682.21
                 16,155.63                 13,269.48                9,439.19
                 15,706.10                 12,916.51                9,217.37
                 15,713.56                 12,929.43                9,221.98
                 16,156.29                 13,115.61                9,344.63
                 16,529.09                 13,594.33                9,631.51
                 17,004.72                 14,032.07                9,875.19
Sep-05           17,827.32                 14,538.63               10,314.63





NWQ's International Value Equity Composite Returns



                                                 Average Annual Total Returns (as of 9/30/05)
                                                                        Since Composite
                                                 1-Year     5-Year     Inception (4/1/00)
---------------------------------------------------------------------------------------------
On Offer (reflecting sales charges)              21.45%     13.10%           11.08%
Lipper International Multi-Cap Value Funds Index 27.14%      8.39%            7.04%
MSCI EAFE Index                                  25.79%      3.16%             .56%



As of September 30, 2005, NWQ's International Value Equity Composite included 12 managed separate accounts totaling $279.3 million. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the NWQ International Value Fund, which affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from NWQ's International Value Equity Composite's gross-of-fee returns the Class A gross operating expenses of 1.59% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. If actual fees and expenses for the NWQ International Value Fund are higher than those used above, the actual returns would be lower. The Composite's inception date is April 1, 2000. Composite performance was provided by NWQ and was calculated by Nuveen in accordance with the standard average annual total return method prescribed by SEC rules. Performance of the International Value Equity Composite prior to March 19, 2001 occurred while the fund's portfolio manager was affiliated with a prior firm and the portfolio manager was the sole individual responsible for selecting the securities to buy and sell. The results prior to 3/19/01 should not be interpreted as the historical performance of NWQ Investment Management Company, LLC or its predecessor. The prior firm performance is based on one account with assets of approximately $0.7 million as of 2/28/01. The Composite had one account with $0.7 million in assets as of year ending 2000. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australasia and the Far East. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the NWQ International Value Fund.



                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of

                                            Section 2  How We Manage Your Money
                       the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

                       Foreign investment risk: The NWQ International Value Fund may invest up to 100% of its assets in securities of foreign issuers, and the Rittenhouse Growth Fund may invest up to 15% of its assets in such securities. Equity securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities ("currency risk"). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's holdings whose value is tied to the affected foreign currency.

                       Emerging Markets Risk: The NWQ International Value Fund may invest a portion of its assets in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

                       Although the following risk factors are not principal risks, they may still affect your investment in a fund:

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                            How We Manage Risk


                       A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification and investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.


                       Investment Limitations

                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.


                       A Focus on High Quality Companies (Rittenhouse Growth
                       Fund)

                       The Rittenhouse Growth Fund invests primarily in equity securities of high quality companies. High quality companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, high quality companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.


                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations and to preserve capital.

                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the NWQ International Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These funds may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.



                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares


                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:



                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                 6.10%                5.00%
 $50,000 but less than $100,000             4.50                  4.71                 4.00
 $100,000 but less than $250,000            3.75                  3.90                 3.25
 $250,000 but less than $500,000            2.75                  2.83                 2.50
 $500,000 but less than $1,000,000          2.00                  2.04                 1.75
 $1,000,000 and over                         --1                    --                  --1

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a Contingent Deferred Sales Charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.


                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.


                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

                                     How to Reduce Your Sales
             Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


                       Class A Sales Charge Reductions


                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.


                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.


                                     Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:


                        .  Purchases of $1,000,000 or more.

                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

                        .  Employee-Sponsored Retirement Plans.

                        . Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).

                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.

                        . Certain Trust Departments. Purchases by any bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.


                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:


                        . Certain trustees, directors, employees, and affiliates of Nuveen.

                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling
                       (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


Section 3  How You Can Buy and Sell Shares

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price; otherwise, you will receive the next business day's price.


                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line


                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account,


                                     Section 3  How You Can Buy and Sell Shares
                       follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

                       By Telephone

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.




                       Investment Minimums


                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph


                                                 [GRAPHIC]

                                           Systematic Withdrawal


                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.


                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.


                                     Section 3  How You Can Buy and Sell Shares

                       See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.




                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-Line


                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                       NWQ International Value Fund Redemption Fee Policy


                       The NWQ International Value Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The NWQ International Value Fund currently waives the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans;




                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares
                       beginning December 1, 2005, the redemption fee may be so waived only if the plan sponsor or administrator certifies that the plan does not have the operational capability to access the fee. The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

                       The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see "General Information--Frequent Trading" in this prospectus, and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Redemption Fee Policy" in the Statement of Additional Information for more information regarding the funds' policies.



Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The funds intend to pay income dividends and any taxable gains annually.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the source of the distribution) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                                                 Section 4  General Information

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection


Section 4  General Information
                       with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the NWQ International Value Fund that trade in only limited volume in the U.S. are valued based on the mean between the bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make


                                                 Section 4  General Information
                       it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the "fair value" of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for foreign-traded securities whose principal local markets close before the time as of which the funds' shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. See the Statement of Additional Information for details.


                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

                                                 [GRAPHIC]

                       Frequent Trading


                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.


                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.


                       The funds' Frequent Trading Policy generally limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by the special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its


Section 4  General Information
                       own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.


                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.


                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" in the Statement of Additional Information.


                                                 [GRAPHIC]

                       Fund Service Providers


                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                                 Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal year ended July 31, 2001 was audited by a different independent auditor who has ceased operations.


Nuveen NWQ International Value Fund




Class
(Inception                Investment Operations           Less Distributions
Date)                -------------------------------  -------------------------                               -------




                            Net          Net                                                Ending             Ending
           Beginning Investment    Realized/                 Net                               Net                Net
Year Ended Net Asset     Income   Unrealized          Investment  Capital        Redemption  Asset     Total   Assets
July 31,       Value  (Loss)(a)  Gain (Loss)    Total     Income    Gains  Total    Fees(a)  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------------------

Class A (12/99)
  2005        $20.82      $ .35       $ 4.44  $ 4.79       $(.18)     $-- $(.18)       $ -- $25.43     23.02% $60,131
  2004         16.01        .24         4.72    4.96        (.18)      --  (.18)        .03  20.82     31.21    5,580
  2003         13.95        .20         1.82    2.02          --       --    --         .04  16.01     14.77    3,898
  2002         16.22       (.12)       (2.15)  (2.27)         --       --    --          --  13.95    (14.00)   4,011
  2001         22.93       (.18)       (6.53)  (6.71)         --       --    --          --  16.22    (29.26)   7,551

Class B (12/99)
  2005         20.13        .08         4.37    4.45        (.02)      --  (.02)         --  24.56     22.10    9,781
  2004         15.53        .08         4.58    4.66        (.06)      --  (.06)         --  20.13     30.00    5,378
  2003         13.68        .11         1.74    1.85          --       --    --          --  15.53     13.52    3,819
  2002         16.03       (.23)       (2.12)  (2.35)         --       --    --          --  13.68    (14.66)   2,586
  2001         22.82       (.34)       (6.45)  (6.79)         --       --    --          --  16.03    (29.75)   4,741

Class C (12/99)
  2005         20.14        .12         4.34    4.46        (.02)      --  (.02)         --  24.58     22.08   27,515
  2004         15.55        .08         4.57    4.65        (.06)      --  (.06)         --  20.14     29.96    6,133
  2003         13.68        .09         1.77    1.86          --       --    --         .01  15.55     13.67    4,004
  2002         16.03       (.22)       (2.13)  (2.35)         --       --    --          --  13.68    (14.66)   4,667
  2001         22.82       (.32)       (6.47)  (6.79)         --       --    --          --  16.03    (29.75)   7,048

Class R (12/99)
  2005         20.91        .29         4.58    4.87        (.23)      --  (.23)         --  25.55     23.33   30,089
  2004         16.10        .28         4.75    5.03        (.22)      --  (.22)         --  20.91     31.31   20,705
  2003         14.04        .27         1.79    2.06          --       --    --          --  16.10     14.67   14,051
  2002         16.29       (.06)       (2.19)  (2.25)         --       --    --          --  14.04    (13.81)   8,367
  2001         22.96       (.14)       (6.53)  (6.67)         --       --    --          --  16.29    (29.05)  10,325
----------------------------------------------------------------------------------------------------------------------




 Ratios/Supplemental Data
---------------------------------
             Ratio of
                  Net
 Ratio of  Investment
 Expenses      Income
       to   (Loss) to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


     1.59%       1.43%        24%
     1.74        1.24         41
     1.75        1.43        172*
     1.83        (.84)       183
     2.12        (.98)       224


     2.33         .33         24
     2.50         .42         41
     2.50         .80        172*
     2.60       (1.59)       183
     2.86       (1.78)       224


     2.35         .49         24
     2.50         .44         41
     2.50         .63        172*
     2.58       (1.53)       183
     2.86       (1.72)       224


     1.32        1.18         24
     1.49        1.44         41
     1.50        1.90        172*
     1.56        (.48)       183
     1.86        (.78)       224
---------------------------------



* The cost of securities acquired in the acquisition of the Nuveen European Value Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.

(a) Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.59%, 2.33%, 2.35% and 1.32% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2005 are 1.43%, .33%, .50% and 1.18% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen Rittenhouse Growth Fund



Class
(Inception                     Investment Operations          Less Distributions
Date)                     -------------------------------  ------------------------                   --------




                                 Net          Net                                   Ending              Ending
                Beginning Investment    Realized/                 Net                  Net                 Net
Year Ended      Net Asset     Income   Unrealized          Investment Capital        Asset     Total    Assets
July 31,            Value  (Loss)(a)  Gain (Loss)    Total     Income   Gains Total  Value Return(b)     (000)
---------------------------------------------------------------------------------------------------------------

Class A (12/97)
  2005             $19.43      $ .06       $ 1.43  $ 1.49         $--     $--   $-- $20.92      7.67% $ 41,139
  2004              18.53       (.06)         .96     .90          --      --    --  19.43      4.86    53,804
  2003              17.48       (.07)        1.12    1.05          --      --    --  18.53      6.01    64,680
  2002              23.92       (.12)       (6.32)  (6.44)         --      --    --  17.48    (26.92)   64,914
  2001              29.09       (.13)       (5.04)  (5.17)         --      --    --  23.92    (17.77)  106,264

Class B (12/97)
  2005              18.50       (.08)        1.35    1.27          --      --    --  19.77      6.86    80,600
  2004              17.78       (.19)         .91     .72          --      --    --  18.50      4.05   114,954
  2003              16.89       (.19)        1.08     .89          --      --    --  17.78      5.27   137,213
  2002              23.31       (.28)       (6.14)  (6.42)         --      --    --  16.89    (27.54)  145,947
  2001              28.55       (.33)       (4.91)  (5.24)         --      --    --  23.31    (18.35)  239,203

Class C (12/97)
  2005              18.51       (.08)        1.36    1.28          --      --    --  19.79      6.92    64,103
  2004              17.79       (.19)         .91     .72          --      --    --  18.51      4.05    86,376
  2003              16.90       (.19)        1.08     .89          --      --    --  17.79      5.27   103,318
  2002              23.32       (.28)       (6.14)  (6.42)         --      --    --  16.90    (27.53)  104,626
  2001              28.56       (.33)       (4.91)  (5.24)         --      --    --  23.32    (18.35)  167,272

Class R (12/97)
  2005              19.75        .11         1.46    1.57          --      --    --  21.32      7.95    16,082
  2004              18.79         --          .96     .96          --      --    --  19.75      5.11    16,052
  2003              17.68       (.02)        1.13    1.11          --      --    --  18.79      6.28    13,785
  2002              24.15       (.07)       (6.40)  (6.47)         --      --    --  17.68    (26.79)   29,977
  2001              29.29       (.07)       (5.07)  (5.14)         --      --    --  24.15    (17.55)   40,995
---------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------
             Ratio of
                  Net
 Ratio of  Investment
 Expenses      Income
       to   (Loss) to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


     1.48%        .32%        25%
     1.43        (.28)        19
     1.57        (.41)        27*
     1.45        (.58)        27
     1.35        (.50)        35


     2.23        (.43)        25
     2.18       (1.04)        19
     2.32       (1.16)        27*
     2.20       (1.33)        27
     2.10       (1.26)        35


     2.23        (.43)        25
     2.18       (1.04)        19
     2.32       (1.16)        27*
     2.20       (1.33)        27
     2.10       (1.25)        35


     1.22         .55         25
     1.17        (.02)        19
     1.31        (.14)        27*
     1.20        (.34)        27
     1.10        (.25)        35
---------------------------------


* The cost of securities acquired in the acquisition of the Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable.

                                                Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Growth
Nuveen Rittenhouse Growth Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NAM, NWQ and Rittenhouse. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at
(800)257-8787, on the funds' website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

1. Long-term and insured long-term portfolios.


MPR-GRW-1105D NA

Statement of Additional Information

November 28, 2005

Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN NWQ INTERNATIONAL VALUE FUND
NUVEEN RITTENHOUSE GROWTH FUND


This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a Fund by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund, dated November 28, 2005.



Table of Contents                                                                             Page
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General Information                                                                            B-2
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Investment Policies and Restrictions                                                           B-2
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Investment Policies and Techniques                                                             B-4
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Management                                                                                    B-21
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Fund Manager and Sub-Advisers                                                                 B-30
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Portfolio Transactions                                                                        B-36
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Net Asset Value                                                                               B-38
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Tax Matters                                                                                   B-39
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Performance Information                                                                       B-41
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Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs B-45
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Distribution and Service Plans                                                                B-59
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Independent Registered Public Accounting Firm, Custodian and Transfer Agent                   B-60
--------------------------------------------------------------------------------------------- ----
Financial Statements                                                                          B-61
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General Trust Information                                                                     B-61
--------------------------------------------------------------------------------------------- ----
Appendix A--Ratings of Investments                                                             A-1
--------------------------------------------------------------------------------------------- ----


The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

The Nuveen NWQ International Value Fund (the "International Fund") and Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") (individually a "Fund" and collectively, the "Funds") are open-end management investment companies and are series of the Nuveen Investment Trust II (the "Trust"). The Nuveen NWQ International Value Fund was formerly named the Nuveen International Growth Fund, and the principal investment strategy of the Fund was modified. The name change and the investment strategy change occurred on October 7, 2002. In addition, on June 13, 2003, the Nuveen European Value Fund reorganized with and into the International Fund and on July 28, 2003 the Nuveen Innovation Fund reorganized with and into the Rittenhouse Fund. The International Fund and Rittenhouse Fund are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, two series of the Trust are authorized and outstanding.


Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.


                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Funds are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

(1) With respect to 75% of the total assets of the International Fund and the Rittenhouse Fund, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) With respect to the International Fund, borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.


(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed
33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).


(4) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) With respect to the International Fund, make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(6) With respect to the Rittenhouse Fund, make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


(9) Issue senior securities, except as permitted under the 1940 Act.


(10) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


The foregoing fundamental investment policies, together with the investment objective of each Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) With respect to the International Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.


(4) With respect to the International Fund, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

(5) With respect to the Rittenhouse Fund, purchase securities of open-end and closed-end investment companies except in compliance with the 1940 Act.


(6) With respect to the International Fund, enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(7) With respect to the Rittenhouse Fund, enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(8) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(9) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(10) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for the Funds.

Equity Securities for the International Fund

The International Fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The International Fund may also invest in pooled investment vehicles. For the International Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), or Fitch Ratings ("Fitch")) when purchased.

Equity Securities for the Rittenhouse Fund


Under normal market conditions, the Rittenhouse Fund invests primarily in equity securities of high quality companies. Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. The Rittenhouse Fund expects to be substantially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.


Convertible securities for the Rittenhouse Fund must be rated A or higher by Moody's, S&P, or Fitch when purchased. A general description of ratings may be found in Appendix A.

In addition, the Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as described in "Foreign Securities" below.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The International Fund may invest up to 35% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and must have a maturity of one year or less. Such securities include, without limitation, the following: Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the International Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.


(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The International Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.


Foreign Securities

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The NWQ International Value Fund may invest directly in foreign securities that are denominated in foreign currencies or in dollar-denominated securities of foreign issuers. Each Fund may also invest in foreign securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Rittenhouse Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in other currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.


Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. The foreign issuers in which the Rittenhouse Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers listed on U.S. exchanges.


In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The International Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Such Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the International Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Special Risks of Investing in Russian and Other Eastern European Securities. The International Fund through U.S. dollar denominated depositary receipts may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Small and Medium Market Capitalizations

The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P MidCap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings. The Rittenhouse Fund may also use forward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association ("NFA"), which regulate trading in the futures markets. As a result of the Trust's filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended ("CEA") and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust's policies.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.


Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.


Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.


As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.


Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Future Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

Foreign Currency Transactions. The International Fund may engage in foreign currency forward contracts, options, and futures transactions. The International Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the International Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the International Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the International Fund may segregate assets to cover its futures contracts obligations.

Forward Foreign Currency Exchange Contracts. The International Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the International Fund's best interest to do so. The International Fund will not speculate in foreign currency exchange.

The International Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the International Fund would not have to exercise its put option. Likewise, if the International Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the International Fund would not have to exercise its call. Instead, the International Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the International Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The International Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.


Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.


Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the International Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The International Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For the International Fund, of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

Each Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Funds or its investment adviser, may subject the Funds to overlapping fees and expenses that may be payable to the adviser or its affiliates.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is nine, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) eight of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees have ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                     Number of
                                                                                                   Portfolios in    Other
                                                                                                       Fund       Director-
                      Position(s)    Term of Office                                                   Complex       ships
  Name, Address and      Held        and Length of               Principal Occupation(s)             Overseen      Held by
    Date of Birth     with Funds      Time Served                  During Past 5 Years              by Trustee     Trustee
--------------------- ----------- --------------------  ------------------------------------------ ------------- -----------
Trustees who are not interested persons of the Funds
----------------------------------------------------
Robert P. Bremner     Trustee     .Term -               Private Investor and Management                 155          N/A
333 West Wacker Drive              Indefinite(1)        Consultant.
Chicago, IL 60606                 .Length of Service -
(8/22/40)                          Since 2003

Lawrence H. Brown     Trustee     .Term -               Retired (since 1989) as Senior Vice             155          See
333 West Wacker Drive              Indefinite(1)        President of The Northern Trust                           Principal
Chicago, IL 60606                 .Length of Service -  Company; Director (since 2002)                           Occupation
(7/29/34)                          Since 2003           Community Advisory Board for Highland                    description
                                                        Park and Highwood, United Way of the
                                                        North Shore.

Jack B. Evans         Trustee     .Term -               President, The Hall-Perrine Foundation, a       155          See
333 West Wacker Drive              Indefinite(1)        private philanthropic corporation (since                  Principal
Chicago, IL 60606                 .Length of Service -  1996); Director and Vice Chairman,                       Occupation
(10/22/48)                         Since inception      United Fire Group, a publicly held                       description
                                                        company; Adjunct Faculty Member,
                                                        University of Iowa; Director, Gazette
                                                        Companies; Life Trustee of Coe College;
                                                        Director, Iowa College Foundation;
                                                        formerly, Director, Alliant Energy;
                                                        formerly, Director, Federal Reserve Bank
                                                        of Chicago; formerly, President and Chief
                                                        Operating Officer, SCI Financial Group,
                                                        Inc. (a regional financial services firm).

William C. Hunter*    Trustee     .Term -               Dean and Distinguished Professor of             155          See
333 West Wacker Drive              Indefinite(1)        Finance, School of Business at the                        Principal
Chicago, IL 60606                 .Length of Service -  University of Connecticut (since 2003);                  Occupation
(3/6/48)                           Since 2004           previously, Senior Vice President and                    description
                                                        Director of Research at the Federal
                                                        Reserve Bank of Chicago (1995-2003);
                                                        Director (since 1997), Credit Research
                                                        Center at Georgetown University;
                                                        Director (since 2004) of Xerox
                                                        Corporation.

David J. Kundert*     Trustee     .Term -               Retired (since 2004) as Chairman,               153          See
333 West Wacker Drive              Indefinite(1)        JPMorgan Fleming Asset Management,                        Principal
Chicago, IL 60606                 .Length of Service -  President and CEO, Banc One Investment                   Occupation
(10/28/42)                         Since 2005           Advisors Corporation, and President, One                 description
                                                        Group Mutual Funds; prior thereto,
                                                        Executive Vice President, Bank One
                                                        Corporation and Chairman and CEO, Banc
                                                        One Investment Management Group;
                                                        Board of Regents, Luther College;
                                                        currently a member of the American and
                                                        Wisconsin Bar Associations.

                                                                                                             Number of
                                                                                                           Portfolios in
                                                                                                               Fund
                           Position(s)     Term of Office                                                     Complex
    Name, Address and         Held         and Length of                Principal Occupation(s)              Overseen
      Date of Birth        with Funds       Time Served                   During Past 5 Years               by Trustee
------------------------- ------------- --------------------  -------------------------------------------- -------------
Trustees who are not interested persons of the Funds
----------------------------------------------------
William J. Schneider      Trustee       .Term -               Chairman, formerly, Senior Partner and            155
333 West Wacker Drive                    Indefinite(1)        Chief Operating Officer (retired, December
Chicago, IL 60606                       .Length of Service -  2004) Miller-Valentine Partners Ltd., a real
(9/24/44)                                Since 2003           estate investment company; formerly, Vice
                                                              President, Miller-Valentine Realty, a
                                                              construction company; Chair of the Finance
                                                              Committee and member of the Audit
                                                              Commitee, Premier Health Partners, the
                                                              not-for-profit company of Miami Valley
                                                              Hospital; President, Dayton Philharmonic
                                                              Orchestra Association; formerly, Member,
                                                              Community Advisory Board, National City
                                                              Bank, Dayton, Ohio; and Business
                                                              Advisory Council, Cleveland Federal
                                                              Reserve Bank.

Judith M. Stockdale       Trustee       .Term -               Executive Director, Gaylord and Dorothy           155
333 West Wacker Drive                    Indefinite(1)        Donnelley Foundation (since 1994); prior
Chicago, IL 60606                       .Length of Service -  thereto, Executive Director, Great Lakes
(12/29/47)                               Since 2003           Protection Fund (from 1990 to 1994).

Eugene S. Sunshine*       Trustee       .Term -               Senior Vice President for Business and            155
333 West Wacker Drive                    Indefinite(1)        Finance, Northwestern University, (since
Chicago, IL 60606                       .Length of Service -  1997); Director (since 2003), Chicago
(1/22/50)                                Since 2005           Board Options Exchange; Director (since
                                                              2003), National Mentor Holdings, a
                                                              privately-held, national provider of home
                                                              and community-based services; Chairman
                                                              (since 1997), Board of Directors, Rubicon,
                                                              pure captive insurance company owned by
                                                              Northwestern University; Director (since
                                                              1997), Evanston Chamber of Commerce
                                                              and Evanston Inventure, a business
                                                              development organization.
Trustee who is an interested person of the Funds
------------------------------------------------
Timothy R. Schwertfeger** Chairman of   .Term -               Chairman (since 1999) and Trustee (since          155
333 West Wacker Drive     the Board and  Indefinite(1)        1996) of the funds advised by Nuveen
Chicago, IL 60606         Trustee       .Length of Service -  Institutional Advisory Corp.***; Chairman
(3/28/49)                                Since inception      (since 1996) and Director of Nuveen
                                                              Investments, Inc., Nuveen Investments,
                                                              LLC, Nuveen Advisory Corp., Nuveen
                                                              Institutional Advisory Corp. and the funds
                                                              advised by Nuveen Advisory Corp.***;
                                                              Director (since 1996) of Institutional
                                                              Capital Corporation; Chairman and
                                                              Director (since 1997) of Nuveen Asset
                                                              Management; Chairman and Director of
                                                              Rittenhouse Asset Management, Inc. (since
                                                              1999); Chairman of Nuveen Investments
                                                              Advisers, Inc. (since 2002).



                                                Other
                                              Director-
                                                ships
          Principal Occupation(s)              Held by
            During Past 5 Years                Trustee
-------------------------------------------- -----------


Chairman, formerly, Senior Partner and           See
Chief Operating Officer (retired, December    Principal
2004) Miller-Valentine Partners Ltd., a real Occupation
estate investment company; formerly, Vice    description
President, Miller-Valentine Realty, a
construction company; Chair of the Finance
Committee and member of the Audit
Commitee, Premier Health Partners, the
not-for-profit company of Miami Valley
Hospital; President, Dayton Philharmonic
Orchestra Association; formerly, Member,
Community Advisory Board, National City
Bank, Dayton, Ohio; and Business
Advisory Council, Cleveland Federal
Reserve Bank.

Executive Director, Gaylord and Dorothy          N/A
Donnelley Foundation (since 1994); prior
thereto, Executive Director, Great Lakes
Protection Fund (from 1990 to 1994).

Senior Vice President for Business and           See
Finance, Northwestern University, (since      Principal
1997); Director (since 2003), Chicago        Occupation
Board Options Exchange; Director (since      description
2003), National Mentor Holdings, a
privately-held, national provider of home
and community-based services; Chairman
(since 1997), Board of Directors, Rubicon,
pure captive insurance company owned by
Northwestern University; Director (since
1997), Evanston Chamber of Commerce
and Evanston Inventure, a business
development organization.


Chairman (since 1999) and Trustee (since         See
1996) of the funds advised by Nuveen          Principal
Institutional Advisory Corp.***; Chairman    Occupation
(since 1996) and Director of Nuveen          description
Investments, Inc., Nuveen Investments,
LLC, Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and the funds
advised by Nuveen Advisory Corp.***;
Director (since 1996) of Institutional
Capital Corporation; Chairman and
Director (since 1997) of Nuveen Asset
Management; Chairman and Director of
Rittenhouse Asset Management, Inc. (since
1999); Chairman of Nuveen Investments
Advisers, Inc. (since 2002).

--------
* Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005.

** "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Asset Management, Inc. ("NAM")

*** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(1) Trustees serve an indefinite term until his/her successor is elected.


The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2006.





                       Position(s)         Term of Office
  Name, Address and       Held             and Length of                        Principal Occupation(s)
    Date of Birth      with Funds           Time Served                           During Past 5 Years
--------------------- -------------- --------------------------  -----------------------------------------------------
Officers of the Funds
---------------------
Gifford R. Zimmerman  Chief          .Term - Until July 2006     Managing Director (since 2002), Assistant Secretary
333 West Wacker Drive Administrative .Length of Service - Since  and Associate General Counsel, formerly, Vice
Chicago, IL 60606     Officer         inception                  President and Assistant General Counsel, of Nuveen
(9/9/56)                                                         Investments, LLC; Managing Director (since 2002),
                                                                 General Counsel (since 1998) and Assistant Secretary,
                                                                 formerly, Vice President of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.*;
                                                                 Managing Director (since 2002), Associate General
                                                                 Counsel and Assistant Secretary, formerly, Vice
                                                                 President (since 2000) of Nuveen Asset Management;
                                                                 Assistant Secretary of NWQ Investment
                                                                 Management Company, LLC (since 2002); Vice
                                                                 President and Assistant Secretary of Nuveen
                                                                 Investments Advisers Inc. (since 2002); Managing
                                                                 Director, Associate General Counsel and Assistant
                                                                 Secretary of Rittenhouse Asset Management, Inc.
                                                                 (since 2003); Managing Director (since 2004) and
                                                                 Assistant Secretary (since 1994) of Nuveen
                                                                 Investments, Inc.; Chartered Financial Analyst.

Julia L. Antonatos    Vice President .Term - Until July 2006     Managing Director (since 2005), formerly, Vice
333 West Wacker Drive                .Length of Service - Since  President (since 2002); formerly, Assistant Vice
Chicago, IL                           2004                       President (since 2000) of Nuveen Investments, LLC;
60606 (9/22/63)                                                  Chartered Financial Analyst.

Michael T. Atkinson   Vice President .Term - Until July 2006     Vice President (since 2002); formerly, Assistant Vice
333 West Wacker Drive                .Length of Service - Since  President (since 2000) of Nuveen Investments, LLC.
Chicago, IL                           2002
60606 (2/3/66)

Peter H. D'Arrigo     Vice President .Term - Until July 2006     Vice President of Nuveen Investments, LLC (since
333 West Wacker Drive and Treasurer  .Length of Service - Since  1999); Vice President and Treasurer (since 1999) of
Chicago, IL                           inception                  Nuveen Investments, Inc.; Vice President and
60606 (11/28/67)                                                 Treasurer (1999-2004) of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.*; Vice
                                                                 President and Treasurer of Nuveen Asset
                                                                 Management (since 2002) and of Nuveen
                                                                 Investments Advisers Inc. (since 2002); Assistant
                                                                 Treasurer of NWQ Investment Management
                                                                 Company, LLC. (since 2002); Vice President and
                                                                 Treasurer of Rittenhouse Asset Management, Inc.
                                                                 (since 2003); Chartered Financial Analyst.

Jessica R. Droeger    Vice President .Term - Until July 2006     Vice President (since 2002) Assistant Secretary and
333 West Wacker Drive and Secretary  .Length of Service - Since  Assistant General Counsel (since 1998) formerly,
Chicago,                              1998                       Assistant Vice President (since 1998) of Nuveen
IL 60606 (9/24/64)                                               Investments, LLC; Vice President (2002-2004) and
                                                                 Assistant Secretary (1998-2004) formerly, Assistant
                                                                 Vice President of Nuveen Advisory Corp.; Nuveen
                                                                 Institutional Advisory Corp.* and Vice President
                                                                 and Assistant Secretary (since 2005) of Nuveen Asset
                                                                 Management.


                                                        Number of
                                                      Portfolios in
                                                      Fund Complex
               Principal Occupation(s)                  Served by
                 During Past 5 Years                     Officer
----------------------------------------------------- -------------


Managing Director (since 2002), Assistant Secretary        155
and Associate General Counsel, formerly, Vice
President and Assistant General Counsel, of Nuveen
Investments, LLC; Managing Director (since 2002),
General Counsel (since 1998) and Assistant Secretary,
formerly, Vice President of Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.*;
Managing Director (since 2002), Associate General
Counsel and Assistant Secretary, formerly, Vice
President (since 2000) of Nuveen Asset Management;
Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002); Vice
President and Assistant Secretary of Nuveen
Investments Advisers Inc. (since 2002); Managing
Director, Associate General Counsel and Assistant
Secretary of Rittenhouse Asset Management, Inc.
(since 2003); Managing Director (since 2004) and
Assistant Secretary (since 1994) of Nuveen
Investments, Inc.; Chartered Financial Analyst.

Managing Director (since 2005), formerly, Vice             155
President (since 2002); formerly, Assistant Vice
President (since 2000) of Nuveen Investments, LLC;
Chartered Financial Analyst.

Vice President (since 2002); formerly, Assistant Vice      155
President (since 2000) of Nuveen Investments, LLC.



Vice President of Nuveen Investments, LLC (since           155
1999); Vice President and Treasurer (since 1999) of
Nuveen Investments, Inc.; Vice President and
Treasurer (1999-2004) of Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.*; Vice
President and Treasurer of Nuveen Asset
Management (since 2002) and of Nuveen
Investments Advisers Inc. (since 2002); Assistant
Treasurer of NWQ Investment Management
Company, LLC. (since 2002); Vice President and
Treasurer of Rittenhouse Asset Management, Inc.
(since 2003); Chartered Financial Analyst.

Vice President (since 2002) Assistant Secretary and        155
Assistant General Counsel (since 1998) formerly,
Assistant Vice President (since 1998) of Nuveen
Investments, LLC; Vice President (2002-2004) and
Assistant Secretary (1998-2004) formerly, Assistant
Vice President of Nuveen Advisory Corp.; Nuveen
Institutional Advisory Corp.* and Vice President
and Assistant Secretary (since 2005) of Nuveen Asset
Management.



                       Position(s)         Term of Office
  Name, Address and       Held             and Length of                         Principal Occupation(s)
    Date of Birth      with Funds           Time Served                            During Past 5 Years
--------------------- -------------- --------------------------  -------------------------------------------------------
Officers of the Funds
---------------------
Lorna C. Ferguson     Vice President .Term - Until July 2006     Managing Director (since 2004), formerly Vice
333 West Wacker Drive                .Length of Service - Since  President of Nuveen Investments, LLC; Managing
Chicago, IL                           inception                  Director (2004), formerly Vice President (1998-2004)
60606 (10/24/45)                                                 of Nuveen Advisory Corp. and Nuveen Institutional
                                                                 Advisory Corp.*; Managing Director (since 2005) of
                                                                 Nuveen Asset Management.

William M. Fitzgerald Vice President .Term - Until July 2006     Managing Director (since 2002) formerly, Vice
333 West Wacker Drive                .Length of Service - Since  President of Nuveen Investments, LLC; Managing
Chicago, IL                           inception                  Director (since 1997) of Nuveen Advisory Corp. and
60606 (3/2/64)                                                   Nuveen Institutional Advisory Corp.*; Managing
                                                                 Director of Nuveen Asset Management (since 2001);
                                                                 Vice President of Nuveen Investments Advisers, Inc.
                                                                 (since 2002); Chartered Financial Analyst.

Stephen D. Foy        Vice President .Term - Until July 2006     Vice President (since 1993) and Funds Controller (since
333 West Wacker Drive and Controller .Length of Service - Since  1998) of Nuveen Investments, LLC; formerly, Vice
Chicago, IL                           inception                  President and Funds Controller of Nuveen Investments,
60606 (5/31/54)                                                  Inc. (1998-2004); Certified Public Accountant.

James D. Grassi       Vice President .Term - Until July 2006     Vice President and Deputy Director of Compliance
333 West Wacker Drive and Chief      .Length of Service - Since  (since 2004) of Nuveen Investments, LLC, Nuveen
Chicago, IL 60606     Compliance      2004                       Investments Advisers Inc., Nuveen Asset Management,
(4/13/56)             Officer                                    Nuveen Advisory Corp., Nuveen Institutional Advisory
                                                                 Corp.* and Rittenhouse Asset Management, Inc.;
                                                                 formerly, Senior Attorney (1994-2004), The Northern
                                                                 Trust Company.

David J. Lamb         Vice President .Term - Until July 2006     Vice President of Nuveen Investments, LLC
333 West Wacker Drive                .Length of Service - Since  (since 2000); Certified Public Accountant.
Chicago, IL 60606                     inception
(3/22/63)

Tina M. Lazar         Vice President .Term - Until July 2006     Vice President of Nuveen Investments, LLC
333 West Wacker Drive                .Length of Service - Since  (since 1999).
Chicago, IL 60606                     2002
(6/27/61)

Larry W. Martin       Vice President .Term - Until July 2006     Vice President, Assistant Secretary and Assistant
333 West Wacker Drive and Assistant  .Length of Service - Since  General Counsel of Nuveen Investments, LLC; Vice
Chicago, IL 60606     Secretary       inception                  President and Assistant Secretary of Nuveen Advisory
(7/27/51)                                                        Corp. and Nuveen Institutional Advisory Corp.*; Vice
                                                                 President (since 2005) and Assistant Secretary of
                                                                 Nuveen Investments, Inc.; Vice President (since 2005)
                                                                 and Assistant Secretary (since 1997) of Nuveen Asset
                                                                 Management; Vice President (since 2000), Assistant
                                                                 Secretary and Assistant General Counsel (since 1998) of
                                                                 Rittenhouse Asset Management, Inc.; Vice President
                                                                 and Assistant Secretary of Nuveen Investments Advisers
                                                                 Inc. (since 2002); Assistant Secretary of NWQ
                                                                 Investment Management Company, LLC (since 2002).


                                                          Number of
                                                        Portfolios in
                                                        Fund Complex
                Principal Occupation(s)                   Served by
                  During Past 5 Years                      Officer
------------------------------------------------------- -------------


Managing Director (since 2004), formerly Vice                155
President of Nuveen Investments, LLC; Managing
Director (2004), formerly Vice President (1998-2004)
of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.*; Managing Director (since 2005) of
Nuveen Asset Management.

Managing Director (since 2002) formerly, Vice                155
President of Nuveen Investments, LLC; Managing
Director (since 1997) of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.*; Managing
Director of Nuveen Asset Management (since 2001);
Vice President of Nuveen Investments Advisers, Inc.
(since 2002); Chartered Financial Analyst.

Vice President (since 1993) and Funds Controller (since      155
1998) of Nuveen Investments, LLC; formerly, Vice
President and Funds Controller of Nuveen Investments,
Inc. (1998-2004); Certified Public Accountant.

Vice President and Deputy Director of Compliance             155
(since 2004) of Nuveen Investments, LLC, Nuveen
Investments Advisers Inc., Nuveen Asset Management,
Nuveen Advisory Corp., Nuveen Institutional Advisory
Corp.* and Rittenhouse Asset Management, Inc.;
formerly, Senior Attorney (1994-2004), The Northern
Trust Company.

Vice President of Nuveen Investments, LLC                    155
(since 2000); Certified Public Accountant.



Vice President of Nuveen Investments, LLC                    155
(since 1999).



Vice President, Assistant Secretary and Assistant            155
General Counsel of Nuveen Investments, LLC; Vice
President and Assistant Secretary of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.*; Vice
President (since 2005) and Assistant Secretary of
Nuveen Investments, Inc.; Vice President (since 2005)
and Assistant Secretary (since 1997) of Nuveen Asset
Management; Vice President (since 2000), Assistant
Secretary and Assistant General Counsel (since 1998) of
Rittenhouse Asset Management, Inc.; Vice President
and Assistant Secretary of Nuveen Investments Advisers
Inc. (since 2002); Assistant Secretary of NWQ
Investment Management Company, LLC (since 2002).

--------
* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Trustees of the Trust are directors or trustees, as the case may be, of 155 open-end and closed-end funds, except Mr. Kundert is director or trustee of 153 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended July 31, 2005, (2) the amount of total compensation each Trustee elected to defer from the Trust for its fiscal year ended July 31, 2005, and (3) the total compensation paid to each Trustee by the Nuveen fund complex during the fiscal year ended July 31, 2005. The Trust has no retirement or pension plans.




                                                                   Total
                                                   Amount of   Compensation
                                     Aggregate       Total      From Funds
                                    Compensation Compensation    and Fund
                                      From the   that Has Been Complex Paid
   Name of Person, Position           Trust/1/    Deferred/2/  to Trustees/3/
   ------------------------         ------------ ------------- -------------
   Timothy R. Schwertfeger, Trustee     $ --         $ --        $     --
   Robert P. Bremner, Trustee......      665          116         123,225
   Lawrence H. Brown, Trustee......      550            0         120,125
   Jack B. Evans, Trustee..........      627          121         125,500
   William C. Hunter, Trustee/4/...      543          404         107,375
   David J. Kundert, Trustee/5/....      223          148          45,685
   William J. Schneider, Trustee...      640          474         120,375
   Judith M. Stockdale, Trustee....      533          171         109,225
   Eugene S. Sunshine, Trustee/5/..      271          170          48,935

--------
/1/ The compensation paid to the independent trustees for the fiscal year ended July 31, 2005 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.


/3/ Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending July 31, 2005 for services to the open-end and closed-end funds.


/4/ Trustee Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.

/5/ Trustees Kundert and Sunshine were appointed to the Board of Trustees of the Nuveen Funds in 2005.

Compensation

The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in-person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other Committee meetings (including ad hoc Committee meetings and Shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual compensation for serving as lead director will be $20,000, over and above the additional compensation for chairing the Nomination and Governance Committee. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:



                                                            Aggregate Dollar Range of
                                   Dollar Range             Equity Securities in All
                               of Equity Securities           Registered Investment
                                   in the Funds               Companies Overseen by
                        -----------------------------------   Trustee in Family of
Name of Trustee         International Fund Rittenhouse Fund   Investment Companies
---------------         ------------------ ---------------- -------------------------
Robert P. Bremner......    $0-$10,000      $10,001-$50,000       over $100,000
Laurence H. Brown......        $0                $0              over $100,000
Jack B. Evans..........   over $100,000     over $100,000        over $100,000
William C. Hunter......  $10,001-$50,000         $0             $50,001-$100,000
David J. Kundert.......        $0                $0                    $0
William S. Schneider...        $0           over $100,000        over $100,000
Timothy R. Schwertfeger   over $100,000     over $100,000        over $100,000
Judith M. Stockdale....  $10,001-$50,000   $10,001-$50,000       over $100,000
Eugene S. Sunshine.....        $0                $0             $50,001-$100,000



The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Rittenhouse Asset Management, Inc. ("Rittenhouse"), NWQ Investment Management Company, LLC ("NWQ") or Nuveen.


Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by NAM are eligible to participate in the matching contribution portion of the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.


As of November 11, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.

The following table sets forth the percentage ownership of each person, who, as of November 11, 2005, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                          Percentage
                                                                          of Record
Name of Fund and Class                    Name and Address of Owner       Ownership
----------------------              ------------------------------------- ----------
Nuveen NWQ International Value Fund
  Class A Shares................... Charles Schwab & Co Inc                 19.29%
                                    For the benefit of their customers
                                    4500 Cherry Creek Dr. S
                                    Denver CO 80018

                                    Merrill Lynch, Pierce, Fenner & Smith   18.57%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

                                                                     Percentage
                                                                     of Record
Name of Fund and Class               Name and Address of Owner       Ownership
----------------------         ------------------------------------- ----------
                               Citigroup Global Markets Inc. House      7.39%
                               Account
                               Attn: Peter Booth 7th Floor
                               333 West 34th Street
                               New York NY 10001-2402
  Class B Shares.............. Merrill Lynch, Pierce, Fenner & Smith   33.56%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
  Class C Shares.............. Merrill Lynch, Pierce, Fenner & Smith   39.81%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
                               Citigroup Global Markets Inc. House      9.48%
                               Account
                               Attn: Peter Booth 7th Floor
                               333 West 34th Street
                               New York NY 10001-2402
  Class R Shares.............. Prudential Investment Management        47.54%
                               FBO Mutual Fund Clients
                               Attn: Pruchoice Unit
                               Mail Stop 194-201
                               194 Wood Ave S
                               Iselin NJ 08830-2710
                               Charles Schwab & Co Inc                 29.50%
                               For the benefit of their customers
                               P.O. Box 173797
                               Denver CO 80217-3797
                               Ameriprise Trust Co                     10.55%
                               Ameriprise Trust Ret Ser Pl
                               U/A 07/01/89
                               996 AXP Financial Center
                               Minneapolis, MN 55474-0009
Nuveen Rittenhouse Growth Fund Merrill Lynch, Pierce, Fenner & Smith   16.06%
  Class A Shares.............. For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484
                               Citigroup Global Markets Inc. House      9.99%
                               Account
                               Attn: Peter Booth 7th Floor
                               333 West 34th Street
                               New York NY 10001-2402
  Class B Shares.............. Merrill Lynch, Pierce, Fenner & Smith   42.36%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484

                                                                 Percentage
                                                                 of Record
    Name of Fund and Class       Name and Address of Owner       Ownership
    ---------------------- ------------------------------------- ----------
                           Citigroup Global Markets Inc. House      5.26%
                           Account
                           Attn: Peter Booth 7th Floor
                           333 West 34th Street
                           New York NY 10001-2402
        Class C Shares.... Merrill Lynch, Pierce, Fenner & Smith   39.02%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E FL 3
                           Jacksonville, FL 32246-6484
                           Citigroup Global Markets Inc. House     11.10%
                           Account
                           Attn: Peter Booth 7th Floor
                           333 West 34th Street
                           New York NY 10001-2402
        Class R Shares.... Ameriprise Trust Co                     44.61%
                           Ameriprise Trust Ret Ser Pl
                           996 AXP Financial Center
                           Minneapolis, MN 55474-0009
                           Nuveen Investments Inc                   9.23%
                           Rittenhouse Long Term Comp Plan 2003
                           Attn: Peggy Wilson
                           333 W Wacker Dr.
                           Chicago IL 60606-1220


Committees

The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.


Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended July 31, 2005, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, and Jack B. Evans.
During the fiscal year ended July 31, 2005, the Dividend Committee did not meet.

The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine, trustees of each Fund who are not interested persons of each Fund. During the fiscal year ended July 31, 2005, the Audit Committee met four times.


Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence
H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended July 31, 2005, the Nominating and Governance Committee met six times.

The Funds have appointed a lead director who will serve as the chairman of the Nomination and Governance Committee. The purpose of the lead director role is one of coordination and assuring the appropriate and efficient functioning of the Board and the Board process. The lead director (i) organizes and leads independent directors sessions scheduled in connection with regular Board meetings, (ii) ensures an appropriate level and amount of communication among independent directors between scheduled meetings, (iii) works with external counsel and management staff in connection with Board meetings, including the contract renewal process, (iv) leads the process of annual Board self-assessment and follows up on recommendations, and (v) oversees Board operations as it relates to the independent directors.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met four times.


Proxy Voting Procedures

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations on the voting of proxies relating to securities held by each Fund and managed by NWQ. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee.

Rittenhouse votes proxies in a manner that, in its judgment, is in the best interest of clients. Rittenhouse has adopted proxy voting guidelines that are designed to provide guidance on how to address specific proposals as they arise. Rittenhouse developed its guidelines internally, with the assistance of third party consultants. Rittenhouse has established a Corporate Governance Committee for oversight of the proxy voting process. Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision), proxies shall be voted in a manner consistent with its guidelines. Where a material conflict of interest has been identified and the matter is not addressed in the guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the Fund's Board or its designee and seek direction. Rittenhouse utilizes a third party service platform to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

Although NWQ and Rittenhouse have affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, NWQ and Rittenhouse are unable to consider such information in its process of determining whether there are material conflicts of interests.

When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                         FUND MANAGER AND SUB-ADVISERS

Fund Manager

NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the International Fund, NAM has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NAM's supervision, manages the International Fund's investment portfolio. For the Rittenhouse Fund, NAM has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NAM's supervision, manages the Rittenhouse Fund's investment portfolio. NAM is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NAM, NWQ and Rittenhouse, see "Who Manages the Funds" in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of JNC, which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.

Each fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, initiated August 1, 2004, the funds' effective management fees were reduced by approximately 0.0095% as of October 31, 2005.

Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:



                                              Nuveen       Nuveen
                                                NWQ      Rittenhouse
                                           International   Growth
            Average Daily Net Assets        Value Fund      Fund
            ------------------------       ------------- -----------
            For the first $125 million....     .8500%       .6500%
            For the next $125 million.....     .8375        .6375
            For the next $250 million.....     .8250        .6250
            For the next $500 million.....     .8125        .6125
            For the next $1 billion.......     .8000        .6000
            For net assets over $2 billion     .7750        .5750


The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:


                                                     Complex-Level
              Complex-Level Assets/1/                  Fee Rate
              -----------------------                -------------
              For the first $55 billion.............     .2000%
              For the next $1 billion...............     .1800
              For the next $1 billion...............     .1600
              For the next $3 billion...............     .1425
              For the next $3 billion...............     .1325
              For the next $3 billion...............     .1250
              For the next $5 billion...............     .1200
              For the next $5 billion...............     .1175
              For the next $15 billion..............     .1150
              For Managed Assets over $91 billion/2/     .1400

--------
/1/ The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/2 /With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The following table sets forth the management fees (net of expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified periods.


                                    Amount of Management Fees (Net of Amount of Fees Waived and
                                    Expense Reimbursements by NAM)    Expenses Reimbursed by NAM
                                    --------------------------------  --------------------------
                                    8/01/02-    8/01/03-   8/01/04-   8/01/02- 8/01/03- 8/01/04-
                                    7/31/03     7/31/04    7/31/05    7/31/03  7/31/04  7/31/05
                                    ----------  ---------- ---------- -------- -------- --------
Nuveen NWQ International Value Fund $   67,900  $  344,155 $  858,712 $126,703 $     -- $--
Nuveen Rittenhouse Growth Fund.....  2,511,353   2,439,673  1,960,795       --  155,774  --



In addition to the management fee, each Fund also pays a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NAM, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

NAM has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. NWQ manages and supervises the investment of the NWQ International Value Fund's assets on a discretionary basis, subject to the supervision of NAM. JNC purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is JNC.

Prior to its purchase by JNC, NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $40 billion in assets as of September 30, 2005.

Out of the fund management fee, for the NWQ International Value Fund, NAM pays NWQ a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).

NWQ provides continuous advice and recommendations concerning the International Value Fund's investments, and is responsible for selecting the broker/dealers who execute the transactions of the portfolio.

NAM has selected Rittenhouse, Five Radnor Corporate Center, Radnor, PA 19087-9570, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Rittenhouse Fund. Rittenhouse manages and supervises the investment of the Rittenhouse Fund's assets on a discretionary basis, subject to the supervision of NAM. Rittenhouse is an investment management firm with over 20 years of experience and approximately $6.7 billion in assets under management as of September 30, 2005. Rittenhouse is a wholly-owned subsidiary of JNC. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NAM for its investment advisory services to the Rittenhouse Fund.


Out of the fund management fee, NAM pays Rittenhouse a portfolio management fee based on the daily net assets of the Rittenhouse Fund at an annual rate as set forth below:


                                                 Nuveen
                                                 Rittenhouse
                    Daily Net Assets             Growth Fund
                    ----------------             -----------
                    For the first $500 million..    0.35%
                    For assets over $500 million    0.30%


Rittenhouse provides continuous advice and recommendations concerning the Rittenhouse Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

The following table sets forth the fees paid by NAM to NWQ and Rittenhouse for the funds for which they serve as sub-advisers:


                                             Amount Paid by NAM to Sub-Adviser
                                             ---------------------------------
                                             8/01/02-    8/01/03-    8/01/04-
                                             7/31/03     7/31/04     7/31/05
                                             ----------  ----------  --------
    Nuveen NWQ International Value Fund/(1)/ $   32,072  $  156,102  $394,832
    Nuveen Rittenhouse Growth Fund..........  1,045,553   1,081,212   820,494

--------


/(1)/ CCI served as sub-adviser of the International Fund from inception to but not including October 7, 2002. NWQ currently serves as sub-adviser of the Nuveen NWQ International Value Fund.


Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the International Fund and Rittenhouse Fund:


               Name                                 Funds
               ----                           ------------------
               Paul J. Hechmer............... International Fund
               John Philips Waterman, CFA.... Rittenhouse Fund
               James J. Jolinger............. Rittenhouse Fund
               William Lacy Conrad........... Rittenhouse Fund
               Leonard Harold McCandless, CFA Rittenhouse Fund
               Daniel C. Roarty, CFA......... Rittenhouse Fund
               Nancy M. Crouse, CFA.......... Rittenhouse Fund



Other Accounts Managed. In addition to managing the Funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of July 31, 2005 unless otherwise indicated:



                                                       Number of
Portfolio Manager         Type of Account Managed      Accounts        Assets*
-----------------     -------------------------------- --------- ----------------
Paul J. Hechmer...... Registered Investment Company          4   $147.012 Million
                      Other Pooled Investment Vehicles       3   $103.454 Million
                      Other Accounts                    26,794     $6.891 Billion

William L. Conrad.... Other Registered Investment
                      Companies                              3     $154.9 Million**
                      Other Pooled Investment Vehicles       8     $129.1 Million**
                      Other Accounts                    26,841     $6.233 Billion***

Nancy M. Crouse...... Other Registered Investment
                      Companies                              3     $154.9 Million**
                      Other Pooled Investment Vehicles       8     $129.1 Million**
                      Other Accounts                    26,837     $6.234 Billion**

James J. Jolinger.... Other Registered Investment
                      Companies                              3     $154.9 Million**
                      Other Pooled Investment Vehicles       8     $129.1 Million**
                      Other Accounts                    26,837     $6.232 Billion**

Leonard H. McCandless Other Registered Investment
                      Companies                              3     $154.9 Million**
                      Other Pooled Investment Vehicles       8     $129.1 Million**
                      Other Accounts                    26,835     $6.231 Billion**

                                                    Number of
 Portfolio Manager     Type of Account Managed      Accounts      Assets*
 ----------------- -------------------------------- --------- --------------
 Daniel C. Roarty. Other Registered Investment
                   Companies                              3   $154.9 Million**
                   Other Pooled Investment Vehicles       8   $129.1 Million**
                   Other Accounts                    26,835   $6.231 Billion**

 John P. Waterman. Other Registered Investment
                   Companies                              3   $154.9 Million**
                   Other Pooled Investment Vehicles       8   $129.1 Million**
                   Other Accounts                    26,836   $6.232 Billion**

--------

* None of the assets in these accounts are subject to an advisory fee based on performance.

**  As of September 30, 2005

*** As of June 30, 2005

NWQ Compensation. NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a subsidiary of JNC, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen and the NWQ executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

   . The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

   . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

   . With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

   . The International Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the International Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Rittenhouse Compensation. Compensation for the investment team consists of three basic elements--base salary, cash bonus, and long-term incentive compensation. The Sub-Adviser's compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the team's compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the team, the investment performance of the accounts managed by the team, and the overall performance of JNC, (the parent company of the Sub-Adviser). Although investment performance and assets under management are factors in determining the team's compensation, they are not necessarily decisive factors. Additionally, although the Sub-Adviser will use certain benchmarks to evaluate the team's performance, (specifically the composite of the Rittenhouse Large-Cap Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Rittenhouse Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Rittenhouse's universe that reflect Rittenhouse's conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.

    Base Salary. Each member of the investment team is paid a base salary that is set at a level determined by the Sub-Adviser in accordance with its overall compensation strategy discussed above. The Sub-Adviser is not under any current contractual obligation to increase the base salaries of any team members.

    Cash Bonus. Each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by the team's direct management, including the CEO and President of the Sub-Adviser's parent company, JNC. These reviews and evaluations take into account a number of factors, including the effectiveness of the team's investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team's effectiveness in communicating investment performance to shareholders and their representatives, and the team's contribution to the Sub-Adviser's investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. The Sub-Adviser is not under any current contractual obligation with respect to the payment of cash bonuses to any of the team members.

    Long-Term Incentive Compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by JNC. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Adviser is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the team members.

    Deferred Retention Program. Certain members of the investment team, John Waterman, Daniel Roarty, James Jolinger and Nancy Crouse, also participate in a Deferred Retention Award program, as part of their compensation for the management of the Rittenhouse Large-Cap Growth Portfolio. Awards granted under this program cliff vest over five years, and are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Rittenhouse Large-Cap Growth Portfolio, thereby linking compensation with the portfolio's success.

Material Conflicts of Interest. Rittenhouse's portfolio management team's simultaneous management of the Portfolio and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Rittenhouse has adopted several policies that it believes addresses and mitigates potential conflicts of interest, including Best Execution Policy and Trading Rotation Policy and Procedures (including allocation) that are designed (1) to ensure that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Rittenhouse has adopted a Code of Conduct that sets forth policies regarding conflicts of interest. The code contains provisions reasonably necessary to prevent access persons, investment personnel, and the Rittenhouse's portfolio management team from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the ICA (such as fraud, material misstatements or omissions and manipulative practices).

Beneficial Ownership of Securities. As of July 31, 2005, each portfolio manager beneficially owns the following dollar range of equity securities issued by the
Fund:



                                                   Dollar Range of Equity
                                                   Securities Beneficially
      Name of Portfolio Manager        Fund             Owned in Fund
      ------------------------- ------------------ -----------------------
        Paul J. Hechmer........ International Fund     $50,001-$100,000
        William L. Conrad......  Rittenhouse Fund     $50,001-$100,000*
        Nancy C. Crouse........  Rittenhouse Fund            none
        James J. Jolinger......  Rittenhouse Fund        $1-$10,000*
        Leonard H. McCandless..  Rittenhouse Fund            none
        Daniel C. Roarty.......  Rittenhouse Fund     $50,001-$100,000*
        John P. Waterman.......  Rittenhouse Fund     $100,001-$500,000*

--------

* As of September 30, 2005


                             PORTFOLIO TRANSACTIONS

NWQ is responsible for decisions to buy and sell securities for the International Fund and Rittenhouse is responsible for such decisions for the Rittenhouse Fund. NWQ and Rittenhouse are also responsible for the applicable Fund, for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ and Rittenhouse to seek the best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the respective advisor and its advisees. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, NWQ and Rittenhouse may consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

Section 28(e) of the 1934 Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, NWQ and Rittenhouse may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NWQ or Rittenhouse determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or Rittenhouse or a Fund. NWQ and Rittenhouse believe that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub- Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NAM under the Management Agreement or the subadvisory fees paid by NAM to NWQ or Rittenhouse under the Sub-Advisory Agreements are not reduced as a result of receipt by either NAM, NWQ or Rittenhouse of research services.

NWQ and Rittenhouse place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by NWQ and Rittenhouse in servicing all of their accounts; not all of such services may be used by NWQ or Rittenhouse in connection with a Fund. NWQ and Rittenhouse believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NWQ and Rittenhouse believe such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. NWQ and Rittenhouse seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by NWQ and Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.


                                             Aggregate Amount of Brokerage Commissions
                                             -----------------------------------------
                                             8/01/02-      8/01/03-      8/01/04-
                                             7/31/03       7/31/04       7/31/05
                                             --------      --------      --------
         Nuveen NWQ International Value Fund $154,247      $ 45,371      $130,951
         Nuveen Rittenhouse Growth Fund.....  250,086       150,900       169,825



The brokerage commissions paid by the International Fund were higher during the fiscal year ended July 31, 2005 than in the previous fiscal year due to a significant increase in net assets under management and resulting increase in portfolio activity. The International Fund's portfolio turnover rates for the fiscal years ended July 31, 2004 and 2005 (24% and 41% respectively) were lower than the turnover rate for the fiscal year 2003 (172%). The turnover rate in 2003 was higher primarily due to changes in the

International Fund's investment strategy and sub-adviser to NWQ on October 7, 2002, and a need to modify the Fund's portfolio to correspond with investment strategy.

The brokerage commissions paid by the Rittenhouse Fund for the fiscal year ended July 31, 2005 were higher than the fiscal year ended July 31, 2004. The increase reflects a slight increase in turnover.

During the fiscal year ended July 31, 2005, the International Fund and Rittenhouse Fund paid to brokers as commissions in return for research services $125,106 and $121,150, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $104,614,548 and $106,549,289, respectively.

The Funds have acquired during the fiscal year ended July 31, 2005, the securities of their regular brokers or dealers as defined in rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of the close of the fiscal year ended July 31, 2005:



                                                                                   Aggregate Fund
                                                                                   Holdings of
                                                                                   Broker/Dealer
                                                                                   or Parent
Fund                                Broker/Dealer                 Issuer           (as of July 31, 2005)
----                                ----------------------------- ---------------- ---------------------
Nuveen NWQ International Value Fund Deutsche Bank Securities Inc. Deutsche Bank AG      $2,483,069



Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.


                                NET ASSET VALUE


Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the NWQ International Value Fund that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.


This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.


If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.


Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b           /6/
                      Yield=2[ (   -----+1  )         -1]
                                    cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.


In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.


Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

    The formula for beta is given by:

           Beta = (sigma) A * B / C

        where

           A = (Xi - X), i=1,..., N
           B = (Yi - Y), i=1,..., N

           C = (sigma) (Xi - X)2, i=1,..., N

           Xi = Security Return in period i
           Yi = Market Return in period i
           X = Average of all observations Xi
           Y = Average of all observations Yi
           N = Number of observations in the measurement period

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representative of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.


The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of a Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from governmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and financial trends existing in foreign countries in order to illustrate the general investment opportunities in those countries. A Fund may present historical performance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how maintaining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.


In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

NWQ's Performance Record

The table below presents annual investment returns for the NWQ International Value Equity Composite between April 1, 2000 and December 31, 2004 and the 2005 year-to-date returns through September 30, 2005. The NWQ International Value Equity Composite represents the composite performance of the 12 managed accounts totalling approximately $279.3 million as of September 30, 2005, for which NWQ serves as investment adviser and that have substantially the same investment objectives and policies as the International Fund.



                                                       Annual Total Returns
                                                        for the Year Ending
                                                           December 31,
                                                   -----------------------------
                                           1/1/05-
                                           9/30/05  2004   2003   2002    2001
                                           ------- ------ ------ ------- -------
NWQ International Value Equity
  Composite (Gross)*...................... 11.79%  32.33% 46.74%   0.39%  -7.23%
NWQ International Value Equity
  Composite (Net)......................... 10.60%  30.74% 45.15%  -1.20%  -8.82%
MSCI EAFE Index...........................  9.08%  20.25% 38.59% -15.94% -21.44%
Lipper International Multi-Cap Value Funds
  Index...................................  9.87%  21.92% 40.61% -11.24% -13.14%



* The gross results for the NWQ International Value Equity (ADR) Composite are net of all transaction costs.

The gross performance results of the NWQ International Value Equity Composite reflect the investment performance of the respective composites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Fund as summarized in the Fund's Prospectus and may be compared to the performance of the indices referenced below. The performance information of a Composite should not be interpreted as indicative of future performance of a fund. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds Category and assumes reinvestment of all fund dividends and distributions.


The information shown reflects the past performance achieved by NWQ's managed accounts, and does not reflect past performance of the Fund. Past performance is not predictive of future results.

    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.


The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs).


The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares


Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2005 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class
A shares.



                                                                               Nuveen        Nuveen
                                                                               NWQ           Rittenhouse
                                                                               International Growth
                                                                               Value Fund    Fund
                                                                               ------------- -----------
Net Asset Value per share.....................................................    $25.43       $20.92
Per Share Sales Charge--5.75% of public offering price (6.10% and 6.12% of net
  asset value per share)......................................................      1.55         1.28
                                                                                  ------       ------
Per Share Offering Price to the Public........................................    $26.98       $22.20
                                                                                  ------       ------


Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.


By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor or by calling Nuveen toll-free at 800-257-8787.


Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:


   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;


   . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

   . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);


   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;



   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


   . any employer-sponsored retirement plan. With respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.


Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.


Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.


Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:


   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

   . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;


   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


   . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.


If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


The reduced sales charge programs may be modified or discontinued by the Funds at any time.


For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


You may be subject to a Contingent Deferred Sales Charge ("CDSC") if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred

Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded

$1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.


The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.


In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.


If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Frequent Trading Policy" below.)

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.


Redemption In-Kind
Each Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in-kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.


Frequent Trading Policy


The Funds' Frequent Trading Program is as follows:


    Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

    1. Definition of Round Trip

    A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

    2. Round Trip Trade Limitations


    Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.


    3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

    In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is also described below and in the Funds' Prospectus.


    4. Definition of Frequent Trader

    An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

    5. Rules Governing Trades Placed by Frequent Traders


    Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.


    6. Enforcement


    Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.


Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Disclosure of Portfolio Holdings

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman and Cutler LLP). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or sub-advisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and their investment adviser and sub-adviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.


In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.

Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amount of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.


                                                                                          Amount of Compensation
                                    Amount of Underwriting     Amount Retained by         on Redemptions and
                                    Commissions                Nuveen                     Repurchases
                                    -------------------------- -------------------------- --------------------------
                                    8/01/02- 8/01/03- 8/01/04- 8/01/02- 8/01/03- 8/01/04- 8/01/02- 8/01/03- 8/01/04-
                                    7/31/03  7/31/04  7/31/05  7/31/03  7/31/04  7/31/05  7/31/03  7/31/04  7/31/05
                                    -------- -------- -------- -------- -------- -------- -------- -------- --------
Nuveen NWQ International Value Fund   $ 4      $13      $433     $--       $2      $50      $ 23     $ 14     $ 16
Nuveen Rittenhouse Growth Fund.....    61       55        32       8        7        3       542      473      355

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2005, NAM expects that it will pay additional compensation to the following dealers;

    A.G. Edwards & Sons, Inc.
    American Express Financial Advisors Inc.
    Merrill Lynch, Pierce, Fenner & Smith, Inc.
    Morgan Stanley DW Inc.
    Prudential Investments LLC
    Raymond James Group
    Smith Barney
    UBS Financial Services Inc.
    Wachovia Securities LLC

                         DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.


                                                    12b-1 Fees
                                                    Incurred by
                                                   each Fund for
                                                  the fiscal year
                                                       ended
                                                   July 31, 2005
                                                  ---------------
              Nuveen NWQ International Value Fund
                  Class A........................   $   74,206
                  Class B........................       74,863
                  Class C........................      141,818
                                                    ----------
                      Total......................   $  290,887
              Nuveen Rittenhouse Growth Fund
                  Class A........................   $  117,075
                  Class B........................      976,231
                  Class C........................      741,222
                                                    ----------
                      Total......................   $1,834,528


Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


PricewaterhouseCoopers, LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund appear in the each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are two series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

                             Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                 Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)  Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leadingmarket positions in well-established industries.

--Highrates of return on funds employed.

--Conservativecapitalization structure with moderate reliance on debt and ample asset protection.

--Broadmargins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-establishedaccess to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DD,DDD, D    Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
             'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

               STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS
                               FOR COMMON STOCKS

The investment process involves assessment of various factors--such as products and industry position, corporate resources and financial policy--with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years--a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+  Highest
    A High
  A- AboveAverage
B+ Average
   B BelowAverage
  B- Lower
  C Lowest
    D In  Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line--Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

                                                                  MAI-GRW-1105D

--------------------------------------------------------------------------------


Nuveen Investments
Equity Funds
--------------------------------------------------------------------------------
                                               Annual Report dated July 31, 2005
                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]



Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC, while the Nuveen Rittenhouse Growth Fund is sub-advised by Rittenhouse Asset Management, Inc. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments Nuveen NWQ International Value Fund

  We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc., owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the 12-month period ended July 31, 2005.

--------------------------------------------------------------------------------


What economic and market factors influenced the Fund's performance during the 12 months ended July 31, 2005?

Energy prices continued to rise sharply throughout the period, driven higher by expanding global economies and strong demand, especially from developing countries such as China and India. When the period began, oil prices were approaching $40 per barrel. They surpassed that milestone within several weeks and hit many new ones as the period progressed, including $50 per barrel in February 2005 and $60 per barrel in June 2005, finishing the period above $62. The high energy costs had far-reaching effects on global equity markets, boosting valuations of energy stocks while adding to the cost of doing business for companies in most other parts of the economy.

A second important worldwide trend was continued low interest rates. Along with the weakening U.S. dollar during the first half of the reporting period, the low rates helped spur worldwide economic expansion and contributed to the strong growth in commodity prices - a trend that greatly helped the performance of materials-related stocks. Although the dollar lost value against the euro, yen, and other major world currencies during the first five months of the reporting period, it made up most of these losses in the first seven months of 2005. A major currency-related event came late in July 2005, when the Chinese government allowed the yuan to appreciate by 2% against the dollar. Although this represented a significant policy shift, the impact on financial markets was relatively modest because the move was widely anticipated and because of its limited scale.

How did the Fund perform during the 12-month reporting period?

As shown in the table on the next page, the Fund did well on both an absolute and a relative basis. The Fund's performance at net asset value for the 12-months ended July 31, 2005 outpaced its benchmark, the MSCI EAFE Index, as well as its peer group, the Lipper International Funds Index. The primary driver of our strong results was favorable security selection, with stock picks in the energy sector providing a particularly positive impact. A significant overweighting in the materials sector also helped as that part of the market benefited from rising commodity prices.

What was your management strategy during the past twelve months?

Our basic management strategy remained the same. We continued to focus on finding individual stocks we believed were attractively valued, as we do in all types of market and economic conditions.

We made relatively few changes to the portfolio's overall sector weightings throughout the past 12 months. The changes we did make tended to be modest, as we believed the Fund was relatively well positioned. Our weighting in the materials sector increased during the period. As certain holdings in this strong-performing group reached our target prices, we scaled back or sold positions and reinvested in companies we believed offered better future appreciation potential. For example, we invested in a number of platinum mining stocks, such as Impala Platinum of South Africa and Lonmin of the United Kingdom. Of final note, we maintained our weighting in South Korean and Taiwanese stocks, which we believe provides

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                             Annual Report  Page 2

Class A Shares
Average Annual Total Returns
as of 7/31/05
--------------------------------------------------------------------------------

                                                              Since
                                                            inception*
                                              1-Year 5-Year (12/20/99)
                                              ------------------------
          Nuveen NWQ International Value
            Fund
             A Shares at NAV                  23.02%  2.42%      4.67%
             A Shares at Offer                15.95%  1.21%      3.57%
          Lipper International Funds Index/1/ 21.68%  1.21%     -0.26%
          MSCI EAFE Index/2/                  21.56%  1.30%     -0.33%
          ------------------------------------------------------------

* Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

indirect exposure to potential future appreciation of the Chinese yuan against the dollar.

What were some stocks that helped performance?

Metso, a Finnish maker of equipment for the paper and mining industries among others, was a particularly good performer. The company benefited from the strong commodity-pricing environment, which helped many of its customers and allowed Metso to turn its business around. Korea Electric Power also performed well. This South Korean electric utility benefited from improved investor sentiment toward South Korea generally, as well as the won's strength against the dollar. Australian mining company WMC Resources gained following the company's acquisition by rival BHP Billiton for a premium price. A number of the Fund's energy holdings rose in response to rising oil prices, with Italian energy giant Eni and Canada's Suncor Energy having the largest positive impact on our results.

What were some negative influences on performance?

Japanese stocks tended to lag as the country's economic turnaround proved weaker than expected, and many of the Fund's holdings were no exception. Among the Fund's recent disappointments were Kirin Brewery, one of the world's largest brewers; Sekisui House, a leading Japanese homebuilder; and video game giant Nintendo. Outside of Japan, a position in EDP also detracted. This Portuguese utility and telecommunications company fell in response to regulatory changes that caused investors to question the stock's future prospects. Another source of relative underperformance was our significant underweight in the financials sector. The financials sector was helped by the low-interest-rate environment, and being relatively underrepresented in this part of the market - a stance we took because we were unable to identify many attractively valued names - did not work out as we hoped during the reporting period.


--------------------------------------------------------------------------------

1The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds Category. The since inception data for the index represents returns for the period 12/31/99 - 7/31/05, as the returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
2The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
 Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3

     Growth of an Assumed $10,000 Investment

     Nuveen NWQ International Value Fund

                                    [CHART]

                Nuveen NWQ           Nuveen NWQ           Lipper
               International       International      International   MSCI EAFE
              Value Fund (NAV)   Value Fund (Offer)    Funds Index      Index
              ----------------   ------------------   -------------   ---------
12/31/1999         $10000             $ 9425             $10000        $10000
 1/31/2000          10018               9442               9415          9365
 2/29/2000          12503              11785              10036          9617
 3/31/2000          11942              11255              10062          9990
 4/30/2000          10786              10166               9425          9465
 5/31/2000           9868               9301               9165          9234
 6/30/2000          10664              10050               9590          9595
 7/31/2000          10476               9874               9279          9193
 8/31/2000          11061              10425               9436          9273
 9/30/2000          10704              10089               8886          8821
10/31/2000           9932               9361               8584          8613
11/30/2000           9265               8732               8221          8290
12/31/2000           9754               9193               8528          8584
 1/31/2001           9379               8840               8578          8580
 2/28/2001           8699               8198               7976          7936
 3/31/2001           7853               7402               7415          7407
 4/30/2001           8365               7884               7866          7922
 5/31/2001           8036               7574               7676          7642
 6/30/2001           7643               7204               7459          7330
 7/31/2001           7410               6984               7266          7196
 8/31/2001           7360               6937               7119          7014
 9/30/2001           6583               6205               6343          6304
10/31/2001           6734               6347               6515          6465
11/30/2001           7118               6709               6758          6704
12/31/2001           7173               6760               6879          6743
 1/31/2002           6931               6532               6601          6385
 2/28/2002           7027               6622               6693          6430
 3/31/2002           7314               6894               7047          6808
 4/30/2002           7196               6782               7097          6822
 5/31/2002           7227               6812               7198          6909
 6/30/2002           7063               6657               6914          6634
 7/31/2002           6373               6007               6224          5979
 8/31/2002           6300               5938               6229          5965
 9/30/2002           5715               5387               5558          5325
10/31/2002           5816               5481               5846          5611
11/30/2002           6264               5903               6123          5865
12/31/2002           6254               5895               5927          5668
 1/31/2003           6172               5817               5710          5432
 2/28/2003           5999               5654               5541          5307
 3/31/2003           5907               5567               5405          5203
 4/30/2003           6332               5968               5940          5713
 5/31/2003           6940               6541               6322          6060
 6/30/2003           7036               6631               6471          6206
 7/31/2003           7314               6894               6652          6356
 8/31/2003           7652               7212               6844          6510
 9/30/2003           7977               7518               6982          6710
10/31/2003           8388               7906               7398          7128
11/30/2003           8603               8108               7547          7286
12/31/2003           9085               8563               8061          7855
 1/31/2004           9118               8593               8234          7966
 2/29/2004           9417               8876               8423          8150
 3/31/2004           9657               9102               8464          8196
 4/30/2004           9399               8858               8212          8011
 5/31/2004           9431               8889               8207          8027
 6/30/2004           9777               9215               8372          8214
 7/31/2004           9597               9045               8098          7947
 8/31/2004           9707               9149               8141          7982
 9/30/2004          10035               9458               8357          8190
10/31/2004          10491               9888               8622          8469
11/30/2004          11242              10596               9175          9048
12/31/2004          11648              10978               9559          9445
 1/31/2005          11346              10694               9405          9272
 2/28/2005          11899              11215               9815          9673
 3/31/2005          11606              10939               9554          9430
 4/30/2005          11328              10676               9313          9208
 5/31/2005          11272              10624               9371          9213
 6/30/2005          11528              10865               9497          9335
 7/31/2005          11807              11128               9852          9622


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ International Value Fund compared with the corresponding indexes. The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley Capital International
(MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/05               Nuveen NWQ International Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.43   $24.56   $24.58   $25.55
               --------------------------------------------------
               Inception Date 12/20/99 12/20/99 12/20/99 12/20/99
               --------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                23.02%     15.95%
                        ------------------------------------------
                        5-Year                 2.42%      1.21%
                        ------------------------------------------
                        Since Inception        4.67%      3.57%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                22.10%     18.10%
                        ------------------------------------------
                        5-Year                 1.56%      1.37%
                        ------------------------------------------
                        Since Inception        3.80%      3.64%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                22.08%
                        ------------------------------------------
                        5-Year                 1.57%
                        ------------------------------------------
                        Since Inception        3.81%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                23.33%
                        ------------------------------------------
                        5-Year                 2.58%
                        ------------------------------------------
                        Since Inception        4.84%
                        ------------------------------------------

              Top Five Stock Holdings/1/
              KT Corporation Sponsored ADR                   3.9%
              ---------------------------------------------------
              Takefuji Corporation                           3.3%
              ---------------------------------------------------
              Shiseido Company, Limited Sponsored ADR        3.2%
              ---------------------------------------------------
              EDP - Energias de Portugal, S.A. Sponsored ADR 3.1%
              ---------------------------------------------------
              Nintendo Co., Ltd. ADR                         3.0%
              ---------------------------------------------------

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                17.91%     11.15%
                        ------------------------------------------
                        5-Year                 1.57%      0.38%
                        ------------------------------------------
                        Since Inception        4.29%      3.18%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                17.10%     13.10%
                        ------------------------------------------
                        5-Year                 0.73%      0.53%
                        ------------------------------------------
                        Since Inception        3.43%      3.27%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                17.03%
                        ------------------------------------------
                        5-Year                 0.74%
                        ------------------------------------------
                        Since Inception        3.44%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                18.23%
                        ------------------------------------------
                        5-Year                 1.73%
                        ------------------------------------------
                        Since Inception        4.46%
                        ------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Common Stocks                     95.6%
Repurchase Agreements              4.4%


          Portfolio Statistics
          Net Assets ($000)                                  $127,517
          -----------------------------------------------------------
          Number of Stocks                                         45
          -----------------------------------------------------------
          Expense Ratio/2/                                      1.59%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended July 31, 2005.

                            Annual Report l Page 5

  Fund Spotlight as of 7/31/05               Nuveen NWQ International Value Fund

================================================================================

                          Country Allocation/1/
                          Japan                 30.6%
                          ---------------------------
                          United Kingdom        16.4%
                          ---------------------------
                          Canada                 8.1%
                          ---------------------------
                          South Korea            6.5%
                          ---------------------------
                          Italy                  5.0%
                          ---------------------------
                          South Africa           3.6%
                          ---------------------------
                          Finland                3.4%
                          ---------------------------
                          Netherlands            3.4%
                          ---------------------------
                          Portugal               3.1%
                          ---------------------------
                          Taiwan                 2.7%
                          ---------------------------
                          Australia              2.6%
                          ---------------------------
                          Hong Kong              2.6%
                          ---------------------------
                          Belgium                2.0%
                          ---------------------------
                          Germany                1.9%
                          ---------------------------
                          Switzerland            1.9%
                          ---------------------------
                          France                 1.0%
                          ---------------------------
                          Papua New Guinea       0.9%
                          ---------------------------
                          Repurchase Agreements  4.3%
                          ---------------------------


                        Sectors/1/
                        Materials                  19.6%
                        --------------------------------
                        Telecommunication Services 15.3%
                        --------------------------------
                        Consumer Discretionary     14.1%
                        --------------------------------
                        Utilities                  10.1%
                        --------------------------------
                        Consumer Staples            9.1%
                        --------------------------------
                        Energy                      8.2%
                        --------------------------------
                        Financials                  7.3%
                        --------------------------------
                        Information Technology      5.1%
                        --------------------------------
                        Industrials                 4.8%
                        --------------------------------
                        Healthcare                  2.0%
                        --------------------------------
                        Repurchase Agreements       4.4%
                        --------------------------------

1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/05)    $1,040.50 $1,036.30 $1,036.30 $1,041.60 $1,016.86 $1,013.24 $1,013.09 $1,018.25
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.09 $   11.76 $   11.92 $    6.68 $    8.00 $   11.63 $   11.78 $    6.61
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.33%, 2.36% and 1.32% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 6

  Portfolio Manager's Comments Nuveen Rittenhouse Growth Fund

  We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the 12-month period ended July 31, 2005.

--------------------------------------------------------------------------------

What type of market environment did the Fund encounter during the 12-month reporting period ended July 31, 2005?

Stock prices fluctuated widely during the past 12 months, with oil prices exerting a major influence on the market's performance. When the period began, equities were in the midst of a downturn. The price per barrel of oil ended July 2004 close to $40 and was over $50 in late October 2004. Conditions improved in the year's final two months; however, as oil prices fell back to near $40 in late December, a trend that, along with relief about the decisive end to the November presidential election, significantly boosted the stock market's performance.

Market conditions, however, worsened again in early 2005 as oil prices resumed their upward trend. Rising energy costs were a major reason why investors were concerned about higher inflation and whether the Federal Reserve Board (the
Fed) would be forced to respond by raising short-term interest rates more quickly. These fears pressured stock prices during the first four months of 2005. By May, however, enough evidence was accumulating that overall inflation was under control, despite oil prices surpassing $60 per barrel by period end. Better inflation data gave investors confidence that the Fed could continue raising interest rates at its existing "measured" pace. Investors also noted that corporate earnings and consumer spending remained stronger than expected. Against this more favorable backdrop, the market rallied through the end of the period.

How did the Fund perform during the 12-month period?

As shown in the table on the next page, the Fund generated positive absolute performance but trailed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, along with its peer group average, the Lipper Large-Cap Growth Funds Index, during the reporting period. Although we believe that comparing the performance of the Fund with that of the S&P 500 and Russell 1000 Growth Indexes may offer some insights into how the Fund performed relative to the general market, we also think that closely comparing the results is imperfect because the benchmarks do not adequately reflect the Fund's investment objectives and strategies. Our investment focus is on high-quality, large-capitalization growth stocks. These stocks constitute only a limited portion of the stocks in broader scope market measures such as the S&P 500 and the Russell 1000 Growth Indexes. We maintain our high-quality, large-cap focus regardless of what is happening in the economy or broader market.

The Fund continued to be hampered by our management style being out of favor. For multiple years now the market has favored lower-quality, small-capitalization value stocks, the precise opposite of what we normally own in our portfolio. Although we saw periodic glimpses that market conditions could be shifting in our favor - April was a good month for high-quality, large-cap growth stocks - the dominant trends remained in place for most of the period and continued to weigh on the Fund's performance. We were extremely disappointed with these results and are continually looking for ways to improve performance for our shareholders.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                             Annual Report  Page 7

Class A Shares
Average Annual Total Returns
as of 7/31/05
--------------------------------------------------------------------------------

                                                           Since
                                                         inception
                                           1-Year 5-Year (12/31/97)
                                           ------------------------
            Nuveen Rittenhouse Growth Fund
               A Shares at NAV              7.67% -6.38%      0.63%
               A Shares at Offer            1.45% -7.48%     -0.15%
            Lipper Large-Cap Growth Funds
              Index/1/                     14.20% -7.53%      1.79%
            Russell 1000 Growth Index/2/   13.04% -8.72%      2.08%
            S&P 500 Index/3/               14.05% -1.35%      4.79%
            -------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.



What was your portfolio management strategy, and how did you apply that strategy?

We always seek to own fundamentally strong companies with solid earnings growth potential and reasonable valuations. We know from market history that investment styles move in cycles and go in and out of favor. During the period we made modifications to our investment approach by increasing somewhat our universe of potential investments, restructuring and expanding our investment team and adding analytical tools to aid the investment process. However, we continued to stick to our long-term, low-turnover investment approach and as mentioned, our focus remained on high-quality large-cap growth stocks. Our search for high-quality, above-average earnings growth led us to maintain our large weightings in the technology, healthcare, and consumer discretionary sectors, which we have emphasized for some time because of a number of fundamentally strong and attractively valued names in those areas. By contrast, we de-emphasized the strong-performing energy and utility sectors. In the past, the energy group has been very cyclical with very low earnings predictability. Energy stocks, however, continued to rise sharply in line with soaring oil prices, while utility stocks appear to have benefited from investors' desire for yield and possibly the lower tax rate on dividends. In the case of both groups, we expected a pullback, a view we maintained despite the stocks' recent trends.

What were some stocks that failed to meet your expectations during the period?

The Fund's weakest performer during the past year was drug maker Pfizer Inc., which faced safety questions about one of its most important and profitable products, the pain-management drug Celebrex. We had reduced our position in Pfizer prior to a February panel meeting of the Food and Drug Administration, which ultimately voted to allow Celebrex to remain on the market. However, Pfizer's earnings continued to deteriorate faster than expected. We sold the rest of our position late in the reporting period.

A second laggard was American International Group, Inc. (AIG), one of the world's largest insurance companies. AIG was hit by concerns about the company's accounting practices. The scrutiny led AIG to restate its earnings over the past five years, news to which the market reacted very negatively. We believe, however, that the


--------------------------------------------------------------------------------

1The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.

                             Annual Report  Page 8
accounting adjustments were relatively minor for a company of AIG's size, and that the company's business model remains healthy. In our view, AIG is still one of the industry's best-positioned and most profitable insurance companies, and at period end we continued to own the stock.

Two additional detractors were Wal-Mart Stores, Inc., the world's largest retailer, and Cisco Systems, Inc., the dominant maker of communications switching equipment. Wal-Mart, a longtime portfolio holding, underperformed as investors grew concerned about future declines in consumer spending, particularly among the low-income consumers most hurt by higher oil prices. Cisco continued to generate solid earnings but saw its valuation decline as investors remained cautious about the outlook for spending on telecommunications-related equipment as well as the high-quality large-cap growth stocks. We maintained holdings in these two solidly growing companies and believed their recent price declines have made them even more attractive investments.

What stocks performed well for the Fund?

In the healthcare sector, biotechnology leader Amgen Inc. did very well. The recent performance of this stock highlights how important patience is to our management approach. Amgen's stock had been trading in a narrow price range for a number of years. We stuck with the company because of its continued profit growth, portfolio of existing products, and the strength of its research pipeline. Investors came to share our view of Amgen during the period, noting that the company's fundamentals had gradually strengthened and had become very attractively valued.

HMO management company UnitedHealth Group Incorporated also continued to perform well during the past 12 months. The stock rose in line with the company's healthy profits. Earnings growth also helped Lowe's Companies, Inc., the nation's second-leading home improvement warehouse retailer. As with Amgen, we held onto most of our position over the past several years as the stock failed to generate much momentum. But Lowe's recovered during the period as investors came to recognize the company's strong fundamentals and earnings growth. Another contributor to performance was chipmaker Texas Instruments Incorporated, which benefited from a turnaround in the semiconductor sector and, in particular, its market leadership in manufacturing chips that go into cell phones and other communications devices.


                             Annual Report  Page 9

     Growth of an Assumed $10,000 Investment

     Nuveen Rittenhouse Growth Fund

                                    [CHART]

                 Nuveen Rittenhouse       Nuveen Rittenhouse        Lipper Large-Cap          Russell 1000
                  Growth Fund (NAV)       Growth Fund (Offer)      Growth Funds Index         Growth Index         S&P 500 Index
                 ------------------       -------------------      ------------------         ------------         -------------
12/31/1997            $10000                    $ 9425                  $10000                  $10000                $10000
 1/31/1998             10220                      9632                   10177                   10299                 10111
 2/28/1998             10810                     10188                   10955                   11073                 10840
 3/31/1998             11185                     10542                   11464                   11515                 11395
 4/30/1998             11304                     10654                   11657                   11674                 11510
 5/31/1998             11084                     10447                   11395                   11343                 11312
 6/30/1998             11594                     10927                   12047                   12037                 11771
 7/31/1998             11374                     10720                   12041                   11957                 11645
 8/31/1998              9739                      9179                   10075                   10163                  9964
 9/30/1998             10334                      9740                   10807                   10943                 10600
10/31/1998             11359                     10706                   11504                   11823                 11462
11/30/1998             11919                     11234                   12295                   12723                 12158
12/31/1998             12527                     11807                   13647                   13870                 12858
 1/31/1999             12643                     11916                   14533                   14684                 13396
 2/28/1999             12502                     11783                   13936                   14013                 12979
 3/31/1999             12809                     12072                   14727                   14752                 13498
 4/30/1999             12869                     12129                   14777                   14771                 14021
 5/31/1999             12297                     11590                   14288                   14318                 13690
 6/30/1999             13055                     12304                   15281                   15320                 14450
 7/31/1999             12584                     11860                   14801                   14833                 13999
 8/31/1999             12804                     12068                   14804                   15074                 13930
 9/30/1999             12283                     11576                   14655                   14758                 13549
10/31/1999             13596                     12814                   15779                   15872                 14406
11/30/1999             13827                     13032                   16558                   16729                 14702
12/31/1999             14291                     13470                   18398                   18469                 15565
 1/31/2000             13880                     13082                   17660                   17603                 14783
 2/29/2000             13408                     12637                   18589                   18464                 14504
 3/31/2000             14491                     13658                   19894                   19786                 15922
 4/30/2000             14587                     13748                   18354                   18844                 15443
 5/31/2000             14305                     13483                   17297                   17894                 15126
 6/30/2000             14998                     14135                   18440                   19250                 15500
 7/31/2000             14591                     13752                   18066                   18448                 15258
 8/31/2000             15299                     14419                   19629                   20117                 16206
 9/30/2000             14852                     13998                   18131                   18214                 15350
10/31/2000             14897                     14041                   17172                   17353                 15286
11/30/2000             14170                     13355                   14867                   14795                 14081
12/31/2000             14250                     13431                   14775                   14327                 14150
 1/31/2001             13919                     13119                   15205                   15317                 14652
 2/28/2001             12710                     11980                   12851                   12716                 13316
 3/31/2001             11742                     11067                   11516                   11333                 12472
 4/30/2001             12560                     11838                   12753                   12766                 13441
 5/31/2001             12530                     11809                   12656                   12579                 13531
 6/30/2001             11963                     11275                   12292                   12287                 13202
 7/31/2001             11998                     11308                   11851                   11980                 13073
 8/31/2001             11246                     10599                   10951                   11000                 12255
 9/30/2001             10624                     10013                    9849                    9902                 11264
10/31/2001             10724                     10107                   10258                   10422                 11479
11/30/2001             11607                     10939                   11197                   11423                 12360
12/31/2001             11527                     10864                   11249                   11402                 12469
 1/31/2002             11201                     10557                   10995                   11200                 12287
 2/28/2002             10920                     10292                   10540                   10735                 12050
 3/31/2002             11170                     10528                   10963                   11107                 12503
 4/30/2002             10217                      9630                   10233                   10200                 11745
 5/31/2002              9921                      9351                   10047                    9953                 11658
 6/30/2002              9320                      8784                    9229                    9033                 10828
 7/31/2002              8768                      8264                    8534                    8536                  9985
 8/31/2002              8883                      8372                    8581                    8562                 10049
 9/30/2002              7965                      7507                    7750                    7674                  8957
10/31/2002              8798                      8292                    8346                    8377                  9745
11/30/2002              8863                      8353                    8692                    8832                 10319
12/31/2002              8392                      7909                    8086                    8222                  9714
 1/31/2003              8191                      7720                    7899                    8022                  9459
 2/28/2003              8061                      7597                    7815                    7985                  9317
 3/31/2003              8261                      7786                    7962                    8134                  9408
 4/30/2003              8853                      8344                    8544                    8735                 10183
 5/31/2003              9064                      8543                    8963                    9171                 10719
 6/30/2003              9054                      8533                    9037                    9297                 10857
 7/31/2003              9294                      8760                    9300                    9529                 11048
 8/31/2003              9390                      8850                    9528                    9766                 11263
 9/30/2003              9294                      8760                    9325                    9662                 11144
10/31/2003              9716                      9157                    9891                   10205                 11774
11/30/2003              9721                      9162                    9985                   10312                 11878
12/31/2003             10032                      9455                   10267                   10669                 12500
 1/31/2004             10192                      9606                   10464                   10886                 12730
 2/29/2004             10338                      9743                   10509                   10956                 12907
 3/31/2004             10152                      9568                   10391                   10752                 12712
 4/30/2004              9947                      9375                   10159                   10627                 12513
 5/31/2004             10022                      9445                   10342                   10825                 12684
 6/30/2004             10087                      9507                   10490                   10960                 12930
 7/31/2004              9746                      9186                    9870                   10341                 12502
 8/31/2004              9741                      9181                    9800                   10290                 12552
 9/30/2004              9691                      9134                   10030                   10388                 12688
10/31/2004              9777                      9214                   10151                   10550                 12882
11/30/2004              9998                      9423                   10604                   10913                 13404
12/31/2004             10388                      9791                   11032                   11341                 13860
 1/31/2005             10227                      9639                   10653                   10963                 13521
 2/28/2005             10207                      9620                   10722                   11079                 13805
 3/31/2005              9976                      9403                   10527                   10878                 13561
 4/30/2005              9786                      9223                   10298                   10671                 13303
 5/31/2005             10162                      9577                   10870                   11188                 13726
 6/30/2005             10046                      9468                   10892                   11146                 13746
 7/31/2005             10492                      9888                   11439                   11691                 14257



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Rittenhouse Growth Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                            Annual Report  Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.92   $19.77   $19.79   $21.32
               --------------------------------------------------
               Inception Date 12/31/97 12/31/97 12/31/97 12/31/97
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 7.67%      1.45%
                        ------------------------------------------
                        5-Year                -6.38%     -7.48%
                        ------------------------------------------
                        Since Inception        0.63%     -0.15%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 6.86%     -2.86%
                        ------------------------------------------
                        5-Year                -7.09%     -7.27%
                        ------------------------------------------
                        Since Inception       -0.11%     -0.11%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 6.92%
                        ------------------------------------------
                        5-Year                -7.07%
                        ------------------------------------------
                        Since Inception       -0.10%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.95%
                        ------------------------------------------
                        5-Year                -6.15%
                        ------------------------------------------
                        Since Inception        0.88%
                        ------------------------------------------

                         Top Five Stock Holdings/1/
                         Amgen Inc.               4.7%
                         -----------------------------
                         General Electric Company 4.5%
                         -----------------------------
                         Microsoft Corporation    4.5%
                         -----------------------------
                         Dell Inc.                4.0%
                         -----------------------------
                         Johnson & Johnson        3.9%
                         -----------------------------

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                -0.40%     -6.14%
                        ------------------------------------------
                        5-Year                -7.71%     -8.79%
                        ------------------------------------------
                        Since Inception        0.06%     -0.73%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                -1.10%     -5.05%
                        ------------------------------------------
                        5-Year                -8.39%     -8.57%
                        ------------------------------------------
                        Since Inception       -0.68%     -0.68%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                -1.10%
                        ------------------------------------------
                        5-Year                -8.39%
                        ------------------------------------------
                        Since Inception       -0.67%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                -0.10%
                        ------------------------------------------
                        5-Year                -7.48%
                        ------------------------------------------
                        Since Inception        0.31%
                        ------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Common Stocks                       96.7%
Repurchase Agreements                3.3%

              Portfolio Statistics
              Net Assets ($000)                          $201,924
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $109 billion
              ---------------------------------------------------
              Number of Stocks                                 37
              ---------------------------------------------------
              Expense Ratio/2/                              1.48%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended July 31, 2005.

                            Annual Report l Page 11

  Fund Spotlight as of 7/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================


                          Sectors/1/
                          Information Technology 24.9%
                          ----------------------------
                          Healthcare             21.4%
                          ----------------------------
                          Consumer Discretionary 16.4%
                          ----------------------------
                          Financials             12.9%
                          ----------------------------
                          Consumer Staples       11.9%
                          ----------------------------
                          Industrials             9.2%
                          ----------------------------
                          Repurchase Agreements   3.3%
                          ----------------------------

1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/05)    $1,026.00 $1,021.70 $1,022.20 $1,027.00 $1,017.50 $1,013.84 $1,013.84 $1,018.79
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.38 $   11.08 $   11.08 $    6.08 $    7.35 $   11.03 $   11.03 $    6.06
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.47%, 2.21%, 2.21% and 1.21% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 12

Shareholder
               Meeting Report

A special shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                                                                       Nuveen
                                                                                                          NWQ      Nuveen
                                                                                                International Rittenhouse
                                                                                                        Value      Growth
                                                                                                         Fund        Fund
-------------------------------------------------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                                                                               4,139,189   8,591,952
  Against                                                                                              38,844      97,765
  Abstain                                                                                              81,773     201,827
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                               4,259,806   8,891,544
-------------------------------------------------------------------------------------------------------------------------
To approve the new sub-advisory agreement between Nuveen Asset Management and Rittenhouse Asset
 Management, Inc.
  For                                                                                                      --   8,581,197
  Against                                                                                                  --     117,298
  Abstain                                                                                                  --     193,049
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                                      --   8,891,544
-------------------------------------------------------------------------------------------------------------------------
To approve the new sub-advisory agreement between Nuveen Asset Management and NWQ Investment
 Management Company, LLC
  For                                                                                               4,139,019          --
  Against                                                                                              40,091          --
  Abstain                                                                                              80,696          --
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                               4,259,806          --
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Nuveen
                                                              Investment
        Approval of the Board Members was reached as follows:   Trust II
        ----------------------------------------------------------------
                          Robert P. Bremner
                            For                               12,911,851
                            Withhold                             239,500
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          Lawrence H. Brown
                            For                               12,911,621
                            Withhold                             239,730
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          Jack B. Evans
                            For                               12,911,929
                            Withhold                             239,422
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          William C. Hunter
                            For                               12,912,110
                            Withhold                             239,241
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          David J. Kundert
                            For                               12,911,523
                            Withhold                             239,828
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------

----
13

Shareholder
               Meeting Report (continued)

  ----------------------------------------------------------------------------
                                                                        Nuveen
                                                                    Investment
  Approval of the Board Members was reached as follows (continued):   Trust II
  ----------------------------------------------------------------------------
                       William J. Schneider
                         For                                        12,912,285
                         Withhold                                      239,066
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                        12,911,564
                         Withhold                                      239,787
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Judith M. Stockdale
                         For                                        12,911,851
                         Withhold                                      239,500
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Eugene S. Sunshine
                         For                                        12,912,285
                         Withhold                                      239,066
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------

----
14

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
July 31,2005

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 94.9%

        Consumer Discretionary - 14.0%

102,492 Dai Nippon Printing Co., Ltd. ADR                            $      3,182,377

102,930 Fuji Photo Film Co., Ltd. ADR                                       3,213,475

115,971 Makita Corporation Sponsored ADR                                    2,428,433

157,800 Matsushita Electric Industrial Co., Ltd. Sponsored ADR              2,559,516

322,054 Sekisui House, Ltd. Sponsored ADR                                   3,236,643

 51,646 Wacoal Corp. Sponsored ADR                                          3,194,300
-------------------------------------------------------------------------------------
        Consumer Staples - 9.0%

447,400 Northern Foods plc                                                  1,210,027

156,131 J Sainsbury plc Sponsored ADR                                       3,138,233

336,183 Kirin Brewery Company, Ltd. Sponsored ADR                           3,116,416

298,729 Shiseido Company, Limited Sponsored ADR                             4,047,778
-------------------------------------------------------------------------------------
        Energy - 8.2%

 26,800 Eni S.p.A. Sponsored ADR                                            3,789,520

 53,369 Royal Dutch Shell PLC, Class B ADR                                  3,398,001

 39,139 Suncor Energy, Inc.                                                 1,913,897

 24,560 Technip SA ADR                                                      1,317,644
-------------------------------------------------------------------------------------
        Financials - 7.2%

181,426 Aegon N.V.                                                          2,596,206

 64,000 Takefuji Corporation                                                4,129,442

 28,706 Deutsche Bank AG                                                    2,483,069
-------------------------------------------------------------------------------------
        Healthcare - 2.0%

126,800 Sankyo Company, Limited                                             2,499,229
-------------------------------------------------------------------------------------
        Industrials - 4.8%

106,950 Metso Corporation Sponsored ADR                                     2,576,426

183,100 Tomkins plc Sponsored ADR                                           3,535,661
-------------------------------------------------------------------------------------
        Information Technology - 5.0%

622,000 Misys plc                                                           2,559,572

288,014 Nintendo Co., Ltd. ADR                                              3,830,586
-------------------------------------------------------------------------------------
        Materials - 19.5%

124,280 Alumina Limited Sponsored ADR                                       2,184,842

 64,700 AngloGold Ashanti Limited Sponsored ADR                             2,224,386

149,798 Barrick Gold Corporation                                            3,670,051

 94,100 DSM NV Sponsored ADR                                                1,806,720

128,100 Falconbridge Limited                                                2,643,984

105,200 Impala Platinum Holdings Limited Sponsored ADR                      2,419,600

 60,550 Lihir Gold Ltd. Sponsored ADR #                                     1,196,468

121,150 Lonmin PLC Sponsored ADR                                            2,495,690

 21,500 POSCO ADR                                                           1,072,850

151,900 Placer Dome Inc.                                                    2,106,853

 10,543 Rio Tinto plc Sponsored ADR                                         1,398,529

----
15

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND (continued)
July 31,2005

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Materials (continued)

     130,700 Stora Enso Oyj Sponsored ADR                                 $      1,740,924
------------------------------------------------------------------------------------------
             Telecommunication Services - 15.2%

     160,156 Chunghwa Telecom Co., Ltd. ADR                                      3,444,956

     219,858 KT Corporation Sponsored ADR                                        4,867,656

     155,700 Nippon Telegraph and Telephone Corporation (NTT) ADR                3,425,400

      74,400 Swisscom AG Sponsored ADR                                           2,456,688

      96,658 Telecom Italia S.p.A., Sponsored ADR                                2,596,234

      72,300 Belgacom S.A                                                        2,554,827
------------------------------------------------------------------------------------------
             Utilities - 10.0%

     568,600 CLP Holdings Limited Sponsored ADR                                  3,297,880

     146,846 EDP - Energias de Portugal, S.A. Sponsored ADR                      3,920,788

     134,625 Korea Electric Power Corporation (KEPCO) Sponsored ADR              2,351,897

     139,100 United Utilities plc Sponsored ADR                                  3,185,390
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $105,719,457)                           121,019,064
             ----------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 4.3%

   $   5,518 State Street Bank Repurchase Agreement, 3.000%, dated               5,517,590
------------  7/29/05, due 8/01/05, repurchase price $5,518,969, collateralized by $5,660,000 U.S. Treasury Notes, 1.625%,
              due 2/25/06, value $5,630,528
             ----------------------------------------------------------------------------
             Total Repurchase Agreements (cost $5,517,590)                       5,517,590
             ----------------------------------------------------------------------------
             Total Investments (cost $111,237,047) - 99.2%                     126,536,654
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.8)%                                980,048
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    127,516,702
             ----------------------------------------------------------------------------

          #   Non-income producing.
          ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31,2005

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 97.3%

        Consumer Discretionary - 16.5%

107,000 Bed Bath & Beyond Inc. #                                     $      4,911,300

220,000 The Walt Disney Company                                             5,640,800

 50,000 Harley-Davidson, Inc.                                               2,659,500

 93,000 Lowe's Companies, Inc.                                              6,158,460

 24,000 Omnicom Group Inc.                                                  2,036,880

 68,000 Target Corporation                                                  3,995,000

160,000 Wal-Mart Stores, Inc.                                               7,896,000
-------------------------------------------------------------------------------------
        Consumer Staples - 12.0%

 95,000 Colgate-Palmolive Company                                           5,029,300

104,000 PepsiCo, Inc.                                                       5,671,120

136,000 Procter & Gamble Company                                            7,565,680

164,000 Sysco Corporation                                                   5,913,840
-------------------------------------------------------------------------------------
        Financials - 13.0%

129,000 American International Group, Inc.                                  7,765,800

 90,000 Bank of New York Company, Inc.                                      2,770,200

179,000 Citigroup Inc.                                                      7,786,500

 46,000 Morgan Stanley                                                      2,440,300

 90,000 Wells Fargo & Company                                               5,520,600
-------------------------------------------------------------------------------------
        Healthcare - 21.5%

119,000 Amgen Inc. #                                                        9,490,250

125,000 Johnson & Johnson                                                   7,995,000

 70,000 Eli Lilly and Company                                               3,942,400

 55,000 Medco Health Solutions, Inc. #                                      2,664,200

138,000 Medtronic, Inc.                                                     7,443,720

 86,000 Stryker Corporation                                                 4,651,740

 78,000 UnitedHealth Group Incorporated                                     4,079,400

 40,000 Zimmer Holdings, Inc. #                                             3,294,400
-------------------------------------------------------------------------------------
        Industrials - 9.3%

 45,000 Emerson Electric Co.                                                2,961,000

265,000 General Electric Company                                            9,142,500

 57,000 3M Co.                                                              4,275,000

 46,000 United Technologies Corporation                                     2,332,200
-------------------------------------------------------------------------------------
        Information Technology - 25.0%

337,000 Cisco Systems, Inc. #                                               6,453,550

200,000 Dell Inc. #                                                         8,094,000

207,000 Intel Corporation                                                   5,617,980

 35,000 International Business Machines Corporation (IBM)                   2,921,100

 85,000 Linear Technology Corporation                                       3,303,100

353,000 Microsoft Corporation                                               9,040,330

430,000 Oracle Corporation #                                                5,839,400

----
17

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND (continued)
July 31,2005

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Information Technology (continued)

     135,000 Qualcomm Inc.                                                $      5,331,150

     120,000 Texas Instruments Incorporated                                      3,811,200
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $203,365,218)                           196,444,900
             ----------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 3.3%

   $   6,649 State Street Bank Repurchase Agreement, 3.000%, dated               6,648,838
------------  7/29/05, due 8/01/05, repurchase price $6,650,500, collateralized by $4,780,000 U.S. Treasury Bonds, 8.125%,
              due 8/15/19, value $6,785,793
             ----------------------------------------------------------------------------
             Total Repurchase Agreements (cost $6,648,838)                       6,648,838
             ----------------------------------------------------------------------------
             Total Investments (cost $210,014,056) - 100.6%                    203,093,738
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.6)%                            (1,170,232)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    201,923,506
             ----------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
July 31, 2005

                                                                                          NWQ
                                                                                International   Rittenhouse
                                                                                        Value        Growth
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $111,237,047 and $210,014,056, respectively) $126,536,654  $203,093,738
Cash                                                                              12,181,306            --
Receivables:
  Dividends and interest                                                             408,345       172,152
  Investments sold                                                                 2,402,142            --
  Reclaims                                                                            33,398            --
  Shares sold                                                                      1,485,129        59,824
Other assets                                                                              32        98,265
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 143,047,006   203,423,979
-----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                           14,854,623            --
  Shares redeemed                                                                    462,886       932,229
Accrued expenses:
  Management fees                                                                    107,786       143,364
  12b-1 distribution and service fees                                                 42,287       131,930
  Other                                                                               62,722       292,950
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                             15,530,304     1,500,473
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,516,702  $201,923,506
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 60,131,229  $ 41,138,719
Shares outstanding                                                                 2,364,711     1,966,204
Net asset value per share                                                       $      25.43  $      20.92
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                               $      26.98  $      22.20
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  9,781,474  $ 80,599,698
Shares outstanding                                                                   398,195     4,076,126
Net asset value and offering price per share                                    $      24.56  $      19.77
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 27,515,402  $ 64,103,375
Shares outstanding                                                                 1,119,380     3,239,919
Net asset value and offering price per share                                    $      24.58  $      19.79
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 30,088,597  $ 16,081,714
Shares outstanding                                                                 1,177,709       754,288
Net asset value and offering price per share                                    $      25.55  $      21.32
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $122,531,575  $295,051,079
Undistributed (Over-distribution of) net investment income                           697,691            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                  (11,003,696)  (86,207,255)
Net unrealized appreciation (depreciation) of investments                         15,299,607    (6,920,318)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    (8,475)           --
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,516,702  $201,923,506
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended July 31, 2005

                                                                                     NWQ
                                                                           International   Rittenhouse
                                                                                   Value        Growth
------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $270,134 and $0, respectively)     $ 2,138,728  $ 4,067,158
Interest                                                                         131,203      145,338
------------------------------------------------------------------------------------------------------
Total investment income                                                        2,269,931    4,212,496
------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                  858,712    1,960,795
12b-1 service fees - Class A                                                      74,206      117,075
12b-1 distribution and service fees - Class B                                     74,863      976,231
12b-1 distribution and service fees - Class C                                    141,818      741,222
Shareholders' servicing agent fees and expenses                                   92,768      651,670
Custodian's fees and expenses                                                     38,216       60,482
Trustees' fees and expenses                                                        2,003        8,382
Professional fees                                                                 22,208       41,835
Shareholders' reports - printing and mailing expenses                             31,950      108,276
Federal and state registration fees                                               47,429       30,618
Other expenses                                                                     2,698       13,667
------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                     1,386,871    4,710,253
  Custodian fee credit                                                            (1,387)         (24)
------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,385,484     4,710,229
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     884,447     (497,733)
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain:
  Investments                                                                  3,068,996    6,530,970
  Foreign currency transactions                                                   44,270           --
Net change in unrealized appreciation (depreciation):
  Investments                                                                  8,496,357    9,926,527
  Translation of assets and liabilities denominated in foreign currencies        (17,463)          --
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                              11,592,160   16,457,497
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $12,476,607  $15,959,764
------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets


                                                    NWQ International Value         Rittenhouse Growth
                                                   -------------------------    --------------------------
                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                         7/31/05       7/31/04        7/31/05        7/31/04
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                       $    884,447   $   364,587   $   (497,733)  $ (2,572,777)
Net realized gain (loss):
 Investments                                          3,068,996     3,878,537      6,530,970     (4,015,943)
 Foreign currencies                                      44,270          (669)            --             --
Net change in unrealized appreciation
 (depreciation):
 Investments                                          8,496,357     3,852,472      9,926,527     21,291,257
 Translation of assets and liabilities
   denominated in foreign currencies                    (17,463)        2,248             --             --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           12,476,607     8,097,175     15,959,764     14,702,537
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                               (169,027)      (40,994)            --             --
 Class B                                                 (5,553)      (14,578)            --             --
 Class C                                                 (8,267)      (14,836)            --             --
 Class R                                               (353,485)     (198,532)            --             --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                          (536,332)     (268,940)            --             --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                        105,551,179     8,798,677     10,559,524     21,115,748
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                   339,596        92,264             --             --
-------------------------------------------------------------------------------------------------------------
                                                    105,890,775     8,890,941     10,559,524     21,115,748
Cost of shares redeemed                             (28,114,735)   (4,705,416)   (95,781,958)   (83,628,277)
Redemption fees                                           4,426         9,050             --             --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  77,780,466     4,194,575    (85,222,434)   (62,512,529)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                89,720,741    12,022,810    (69,262,670)   (47,809,992)
Net assets at the beginning of year                   37,795,961    25,773,151    271,186,176    318,996,168
-------------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $127,516,702   $37,795,961   $201,923,506   $271,186,176
-------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $    697,691   $   349,576   $         --   $         --
-------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

NWQ International Value primarily invests in U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. When price quotes are not readily available, are deemed not to be reliable, or events or circumstances have occurred between the time the market quotation was determined and the time at which the Funds' value their securities, the Board of Trustees of the Funds, or its designee, may establish fair market value in accordance with procedures established in good faith by the Board of Trustees. The Trust has retained an independent pricing service to assist in the fair valuation process for stocks principally traded in a foreign market. If a security is valued at fair value, the fair value may be different from the last quoted market price. Securities which are fair valued at period end will be noted in the Portfolio of Investments. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At July 31, 2005, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An


----
22
investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

NWQ International Value imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal year ended July 31, 2005, $4,426 of redemption fees were imposed on shares redeemed and were recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended July 31, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


----
23

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                              NWQ International Value
                                                  -----------------------------------------------
                                                         Year Ended               Year Ended
                                                           7/31/05                 7/31/04
                                                  ------------------------  ---------------------
                                                       Shares        Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,338,785  $ 57,459,402   122,676  $ 2,409,109
  Class B                                            194,486     4,633,874    51,471      972,566
  Class C                                            894,747    21,300,175   151,074    2,888,459
  Class R                                            925,353    22,157,728   130,486    2,528,543
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              5,354       133,577     1,204       23,614
  Class B                                                116         2,804       395        7,536
  Class C                                                137         3,320       238        4,548
  Class R                                              7,986       199,895     2,874       56,566
--------------------------------------------------------------------------------------------------
                                                   4,366,964   105,890,775   460,418    8,890,941
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (247,483)   (6,095,175)  (99,345)  (1,877,747)
  Class B                                            (63,611)   (1,489,315)  (30,537)    (582,439)
  Class C                                            (79,956)   (1,896,110) (104,436)  (1,930,169)
  Class R                                           (745,974)  (18,634,135)  (15,777)    (315,061)
Redemption fees:
  Class A                                                 --         2,956        --        7,626
  Class B                                                 --           181        --          246
  Class C                                                 --           321        --          260
  Class R                                                 --           968        --          918
--------------------------------------------------------------------------------------------------
                                                  (1,137,024)  (28,110,309) (250,095)  (4,696,366)
--------------------------------------------------------------------------------------------------
Net increase                                       3,229,940  $ 77,780,466   210,323  $ 4,194,575
--------------------------------------------------------------------------------------------------

                                        Rittenhouse Growth
                        --------------------------------------------------
                               Year Ended                Year Ended
                                 7/31/05                   7/31/04
                        ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
---------------------------------------------------------------------------
Shares sold:
  Class A                  212,187  $  4,212,296     331,301  $  6,500,213
  Class B                   57,453     1,086,953     188,467     3,532,522
  Class C                  164,638     3,126,451     328,634     6,225,739
  Class R                  104,407     2,133,824     238,518     4,857,274
---------------------------------------------------------------------------
                           538,685    10,559,524   1,086,920    21,115,748
---------------------------------------------------------------------------
Shares redeemed:
  Class A               (1,015,040)  (20,343,825) (1,051,952)  (20,738,821)
  Class B               (2,194,585)  (41,761,006) (1,691,798)  (31,990,370)
  Class C               (1,590,507)  (30,336,422) (1,469,756)  (27,718,410)
  Class R                 (162,974)   (3,340,705)   (159,183)   (3,180,676)
---------------------------------------------------------------------------
                        (4,963,106)  (95,781,958) (4,372,689)  (83,628,277)
---------------------------------------------------------------------------
Net increase (decrease) (4,424,421) $(85,222,434) (3,285,769) $(62,512,529)
---------------------------------------------------------------------------


----
24

3. Securities Transactions

Purchases and sales of common stocks for the fiscal year ended July 31, 2005, were as follows:

                                                             NWQ
                                                   International  Rittenhouse
                                                           Value       Growth
-----------------------------------------------------------------------------
Purchases                                            $94,615,676 $ 55,650,514
Sales                                                 19,670,323  139,058,133
-----------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2005, the cost of investments was as follows:

                                                             NWQ
                                                   International  Rittenhouse
                                                           Value       Growth
-----------------------------------------------------------------------------
Cost of investments                                 $111,237,192 $210,021,846
-----------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2005, were as follows:

                                                              NWQ
                                                    International    Rittenhouse
                                                            Value         Growth
--------------------------------------------------------------------------------
 Gross unrealized:
   Appreciation                                       $15,907,423  $ 18,531,273
   Depreciation                                          (607,961)  (25,459,381)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                          $15,299,462  $ (6,928,108)
--------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at July 31, 2005, were as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Undistributed net ordinary income*                      $697,621       $  --
Undistributed net long-term capital gains                     --          --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended July 31, 2005 and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

NWQ
International
Value                                                  2005     2004
--------------------------------------------------------------------
Distributions from net ordinary income*            $536,342 $269,000
Distributions from net long-term capital gains           --       --
--------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Rittenhouse Growth made no distributions from net ordinary income or net long-term capital gains during the fiscal years ended July 31, 2005 and July 31, 2004.


----
25

At July 31, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Expiration year:
 2008                                                $        -- $   184,336
 2009                                                         --          --
 2010                                                 10,828,896  15,924,419
 2011                                                    174,656  57,624,742
 2012                                                         --  10,576,244
----------------------------------------------------------------------------
Total                                                $11,003,552 $84,309,741
----------------------------------------------------------------------------

At July 31, 2005, Rittenhouse Growth, as the successor of the reorganization with Nuveen Innovation Fund, had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as follows:

                                                                 Rittenhouse
                                                                      Growth
----------------------------------------------------------------------------
Expiration year:
 2009                                                             $  944,862
 2010                                                                944,862
----------------------------------------------------------------------------
                                                                  $1,889,724
----------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of August 31, 2005, the complex-level fee rate was .1896%.

The annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                    NWQ
                                          International  Rittenhouse
                                                  Value       Growth
                                             Fund-Level   Fund-Level
           Average Daily Net Assets            Fee Rate     Fee Rate
           ----------------------------------------------------------
           For the first $125 million             .8500%       .6500%
           For the next $125 million              .8375        .6375
           For the next $250 million              .8250        .6250
           For the next $500 million              .8125        .6125
           For the next $1 billion                .8000        .6000
           For net assets over $2 billion         .7750        .5750
           ----------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.


----
26

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective beginning August 1, 2003, and subsequently extended, presently through July 31, 2006, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. Rittenhouse has reimbursed the Rittenhouse Growth Fund for certain portions of fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. During the fiscal year ended July 31, 2005, Rittenhouse reimbursements to the fund were $62,177, which the fund recorded as capital gains for financial reporting purposes.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended July 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                         NWQ
                                               International Rittenhouse
                                                       Value      Growth
        ----------------------------------------------------------------
        Sales charges collected (unaudited)         $432,565     $32,115
        Paid to authorized dealers (unaudited)       382,214      28,867
        ----------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           Commission advances (unaudited)      $348,592     $56,461
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           12b-1 fees retained (unaudited)      $155,327    $788,500
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
27

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2005, as follows:

                                                  NWQ
                                        International Rittenhouse
                                                Value      Growth
              ---------------------------------------------------
              CDSC retained (unaudited)       $15,834    $354,554
              ---------------------------------------------------

At July 31, 2005, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R.

6. Announcement Regarding Parent Company of Adviser

In early April, 2005. The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.


----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE





                                         Net         Net              Net
                         Beginning   Invest-   Realized/          Invest-                            Ending
                               Net      ment  Unrealized             ment                               Net
Year Ended                   Asset    Income        Gain           Income  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  (Loss)    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2005                       $20.82     $ .35      $ 4.44  $ 4.79    $(.18)     $-- $(.18)       $ -- $25.43     23.02%
 2004                        16.01       .24        4.72    4.96     (.18)      --  (.18)        .03  20.82     31.21
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
Class B (12/99)
 2005                        20.13       .08        4.37    4.45     (.02)      --  (.02)         --  24.56     22.10
 2004                        15.53       .08        4.58    4.66     (.06)      --  (.06)         --  20.13     30.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
Class C (12/99)
 2005                        20.14       .12        4.34    4.46     (.02)      --  (.02)         --  24.58     22.08
 2004                        15.55       .08        4.57    4.65     (.06)      --  (.06)         --  20.14     29.96
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
Class R (12/99)
 2005                        20.91       .29        4.58    4.87     (.23)      --  (.23)         --  25.55     23.33
 2004                        16.10       .28        4.75    5.03     (.22)      --  (.22)         --  20.91     31.31
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                   Ratios/Supplemental Data
                         --------------------------------------------------------------------------
                                   Before Credit/         After          After Credit/
                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
NWQ INTERNATIONAL VALUE          -----------------  -----------------  -----------------
                                             Ratio              Ratio              Ratio
                                            of Net             of Net             of Net
                                           Invest-            Invest-            Invest-
                                              ment               ment               ment
                                 Ratio of   Income  Ratio of   Income  Ratio of   Income
                                 Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                          Ending       to       to        to       to        to       to
                             Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                Assets      Net      Net       Net      Net       Net      Net   Turnover
July 31,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2005                    $60,131     1.59%    1.43%     1.59%    1.43%     1.59%    1.43%        24%
 2004                      5,580     1.74     1.24      1.74     1.24      1.74     1.25         41
 2003                      3,898     2.45      .74      1.75     1.43      1.73     1.46        172**
 2002                      4,011     1.83     (.84)     1.83     (.84)     1.76     (.77)       183
 2001                      7,551     2.12     (.99)     2.12     (.98)     2.05     (.92)       224
Class B (12/99)
 2005                      9,781     2.33      .33      2.33      .33      2.33      .33         24
 2004                      5,378     2.50      .42      2.50      .42      2.49      .43         41
 2003                      3,819     3.16      .13      2.50      .80      2.46      .83        172**
 2002                      2,586     2.60    (1.59)     2.60    (1.59)     2.53    (1.52)       183
 2001                      4,741     2.87    (1.79)     2.86    (1.78)     2.79    (1.71)       224
Class C (12/99)
 2005                     27,515     2.35      .49      2.35      .49      2.35      .50         24
 2004                      6,133     2.50      .44      2.50      .44      2.49      .44         41
 2003                      4,004     3.19     (.05)     2.50      .63      2.48      .66        172**
 2002                      4,667     2.58    (1.53)     2.58    (1.53)     2.51    (1.46)       183
 2001                      7,048     2.86    (1.72)     2.86    (1.72)     2.79    (1.65)       224
Class R (12/99)
 2005                     30,089     1.32     1.18      1.32     1.18      1.32     1.18         24
 2004                     20,705     1.49     1.44      1.49     1.44      1.49     1.44         41
 2003                     14,051     2.17     1.22      1.50     1.90      1.46     1.93        172**
 2002                      8,367     1.56     (.48)     1.56     (.48)     1.49     (.41)       183
 2001                     10,325     1.87     (.79)     1.86     (.78)     1.79     (.71)       224
-----------------------------------------------------------------------------------------------------

** The cost of securities acquired in the acquisition of Nuveen European Value
   Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations       Less Distributions
                                              -----------------------------  ---------------------


RITTENHOUSE GROWTH





                                                    Net         Net              Net
                                    Beginning   Invest-   Realized/          Invest-               Ending
                                          Net      ment  Unrealized             ment                  Net
                                        Asset    Income        Gain           Income Capital        Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  (Loss)   Gains Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005                                  $19.43     $ .06      $ 1.43  $ 1.49      $--     $--  $--  $20.92      7.67%
 2004                                   18.53      (.06)        .96     .90       --      --   --   19.43      4.86
 2003                                   17.48      (.07)       1.12    1.05       --      --   --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --   --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --   --   23.92    (17.77)
Class B (12/97)
 2005                                   18.50      (.08)       1.35    1.27       --      --   --   19.77      6.86
 2004                                   17.78      (.19)        .91     .72       --      --   --   18.50      4.05
 2003                                   16.89      (.19)       1.08     .89       --      --   --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --   --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --   --   23.31    (18.35)
Class C (12/97)
 2005                                   18.51      (.08)       1.36    1.28       --      --   --   19.79      6.92
 2004                                   17.79      (.19)        .91     .72       --      --   --   18.51      4.05
 2003                                   16.90      (.19)       1.08     .89       --      --   --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --   --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --   --   23.32    (18.35)
Class R (12/97)
 2005                                   19.75       .11        1.46    1.57       --      --   --   21.32      7.95
 2004                                   18.79        --         .96     .96       --      --   --   19.75      5.11
 2003                                   17.68      (.02)       1.13    1.11       --      --   --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --   --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --   --   24.15    (17.55)
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(c)   Reimbursement(d)
RITTENHOUSE GROWTH                           -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                                          ment               ment               ment
                                             Ratio of   Income  Ratio of   Income  Ratio of   Income
                                             Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended July 31,                    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005                               $ 41,139     1.48%     .32%     1.48%     .32%     1.48%     .32%        25%
 2004                                 53,804     1.48     (.33)     1.43     (.28)     1.43     (.28)        19
 2003                                 64,680     1.57     (.41)     1.57     (.41)     1.57     (.41)        27*
 2002                                 64,914     1.45     (.58)     1.45     (.58)     1.45     (.58)        27
 2001                                106,264     1.35     (.50)     1.35     (.50)     1.35     (.50)        35
Class B (12/97)
 2005                                 80,600     2.23     (.43)     2.23     (.43)     2.23     (.43)        25
 2004                                114,954     2.23    (1.09)     2.18    (1.04)     2.18    (1.04)        19
 2003                                137,213     2.32    (1.16)     2.32    (1.16)     2.32    (1.16)        27*
 2002                                145,947     2.20    (1.33)     2.20    (1.33)     2.20    (1.33)        27
 2001                                239,203     2.10    (1.26)     2.10    (1.26)     2.10    (1.25)        35
Class C (12/97)
 2005                                 64,103     2.23     (.43)     2.23     (.43)     2.23     (.43)        25
 2004                                 86,376     2.23    (1.09)     2.18    (1.04)     2.18    (1.04)        19
 2003                                103,318     2.32    (1.16)     2.32    (1.16)     2.32    (1.16)        27*
 2002                                104,626     2.20    (1.33)     2.20    (1.33)     2.20    (1.33)        27
 2001                                167,272     2.10    (1.25)     2.10    (1.25)     2.10    (1.25)        35
Class R (12/97)
 2005                                 16,082     1.22      .55      1.22      .55      1.22      .55         25
 2004                                 16,052     1.23     (.07)     1.17     (.02)     1.17     (.02)        19
 2003                                 13,785     1.31     (.14)     1.31     (.14)     1.31     (.14)        27*
 2002                                 29,977     1.20     (.34)     1.20     (.34)     1.20     (.34)        27
 2001                                 40,995     1.10     (.25)     1.10     (.25)     1.10     (.25)        35
----------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the "Funds") at July 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended July 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated September 18, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
September 22, 2005


----
31

Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ with respect to the Nuveen NWQ International Value Fund and the Sub-Advisory Agreement between NAM and Rittenhouse with respect to the Nuveen Rittenhouse Growth Fund. NWQ and Rittenhouse are each a "Sub-Adviser" and NAM and the Sub-Advisers are each a "Fund Adviser."

The Approval Process

To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also had previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing


----
32
and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, because the Funds utilize a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

With respect to the Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and/or customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to the non-municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory, except as noted.

Although the Nuveen Rittenhouse Growth Fund's performance over certain recent periods has not compared favorably to its peers or benchmark, its performance has seen recent improvement. The Trustees also noted that such Fund was in the top quartile compared to its peers for the five year performance period ending December 31, 2004. In addition, the Trustees noted that the Rittenhouse investment team made significant modifications to its investment approach with the introduction of a new quality model to expand its universe of eligible investments, restructured and added to its investment team, and further added analytical tools to support its investment process. The Board was satisfied with Rittenhouse's initiatives to address performance concerns.

C. Fees, Expenses and Profitability

1. Fees and Expenses
In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements (as applicable) and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." The Trustees further noted that net total expense ratios for all the open-end equity and balanced Funds, except the Nuveen NWQ International Value Fund, were somewhat above the peer averages. Nevertheless, the Trustees noted that when the comparisons were made with unaffiliated funds of comparable total asset size, such Nuveen funds were within the mid-range of that narrower Peer Group.


----
33

2. Comparisons with the Fees of Other Clients
The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients. Such other clients included separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. With respect to separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Advisers, the Trustees also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. In this regard, the Trustees noted that the sub-advisory fees were at the lower end of the respective Sub-Adviser's fee schedule.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned affiliated sub-advisers - such as Rittenhouse and NWQ). The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar


----
34
arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. With respect to Rittenhouse and NWQ, the Trustees considered that the Sub-Advisers benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Trustees received and reviewed materials concerning each Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that each Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest
St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Rittenhouse are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen Investments would also result in a change of control of such Sub-Advisers resulting in the automatic termination of the Original Sub-Advisory Agreements with such Sub-Advisers. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specifically, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. Approval

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.


----
35

                                     Notes

--------------------------------------------------------------------------------
36

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
37

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
38

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
39

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
40

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                       Legal Counsel              Transfer Agent and
Nuveen Asset Management*           Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive              Chicago, IL                Boston Financial
Chicago, IL 60606                                             Data Services, Inc.
                                   Independent Registered     Nuveen Investor Services
Sub-Advisers                       Public Accounting Firm     P.O. Box 8530
NWQ Investment Management          PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                       Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067              Custodian
Rittenhouse Asset Management, Inc. State Street Bank & Trust
Five Radnor Corporate Center       Boston, MA
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-GRW-0705D

                           PART C--OTHER INFORMATION

Item 22: Exhibits:


(a)(1).  Declaration of Trust of Registrant.(1)
(a)(2).  Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
(a)(3).  Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
(a)(4).  Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
(a)(5).  Amended Establishment and Designation of Series dated September 11, 2000.(9)
(a)(6).  Amended Designation of Series dated October 7, 2002.(13)
(b).     By-Laws of Registrant.(1)
(c).     Specimen certificate of Shares of the Registrant.(2)
(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(2)
(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Rittenhouse.(2)
(d)(3).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(7)
(d)(4).  Investment Sub-Advisory Agreements between Nuveen Institutional Advisory Corp. and
         Columbus Circle Investors, LLC.(7)
(d)(5).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ
         Investment Management Company, LLC.(13)
(d)(6).  Renewal of Investment Management Agreement between Registrant and Nuveen Institutional
         Advisory Corp.(13)
(d)(7).  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Rittenhouse Asset Management, Inc.(13)
(d)(8).  Notice of Continuation of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company, LLC.(13)
(d)(9).  Amendment and Renewal of Management Agreement between Registrants and Nuveen
         Institutional Advisory Corp.(14)
(d)(10). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Rittenhouse Asset Management, Inc.(14)
(d)(11). Notice of Continuation of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company, LLC.(14)
(d)(12). Management Agreement between Registrant and Nuveen Asset Management.(15)
(d)(13). Investment Sub-Advisory Agreement between Nuveen Asset Management and Rittenhouse Asset
         Management, Inc.(15)
(e)(1).  Distribution Agreement between Registrant and Nuveen Investments.(4)
(e)(2).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(11)
(e)(3).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(13)
(e)(4).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(14)
(e)(5).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(15)
(f).     Not applicable.
(g)(1).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)
(g)(2).  Global Custody Agreement between Registrant and The Chase Manhattan Bank.(7)
(h).     Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(3)
(i)(1).  Opinion and Consent of Bell, Boyd & Lloyd, dated November 12, 1997.(2)
(i)(2).  Opinion and Consent of Bingham, Dana & Gould, dated November 13, 1997.(2)
(i)(3).  Opinion and Consent of Chapman and Cutler dated November 24, 1999.(6)
(i)(4).  Opinion and Consent of Chapman and Cutler dated December 17, 1999.(7)
(i)(5).  Opinion and Consent of Bingham, Dana and Gould dated December 17, 1999.(7)
(i)(6).  Opinion and Consent of Chapman and Cutler dated January 11, 2000.(7)
(i)(7).  Opinion and Consent of Chapman and Cutler dated September 26, 2000.(9)
(i)(8).  Opinion and Consent of Bingham Dana LLP dated September 26, 2000.(10)
(i)(9).  Opinion and Consent of Chapman and Cutler dated November 28, 2001.(11)

(i)(10). Opinion and Consent of Chapman and Cutler dated October 4, 2002.(12)
(i)(11). Opinion and Consent of Bingham McCutchen LLP dated October 4, 2002.(12)
(i)(12). Opinion and Consent of Chapman and Cutler LLP dated November 28, 2003.(13)
(i)(13). Opinion and Consent of Chapman and Cutler LLP dated November 29, 2004.(14)
(i)(14). Opinion and Consent of Chapman and Cutler LLP dated November 28, 2005.(15)
(j).     Consent of Independent Registered Public Accounting Firm.(15)
(k).     Not applicable.
(l).     Subscription Agreement with Nuveen Institutional Advisory Corp.(2)
(m).     Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
         and Class C Shares for the Registrant dated July 24, 1997 (as amended May 17, 1998).(3)
(n).     Multi-Class Plan.(2)
(p)(1).  Codes of Ethics of the Registrant, Principal Underwriter and Investment Adviser.(14)
(p)(2).  Code of Ethics of Rittenhouse Asset Management, Inc.(14)
(p)(3).  Code of Ethics of NWQ Investment Management Company, LLC.(12)
(z)(1).  Original Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms.
         Wellington, Trustees, authorizing, among others, Alan G. Berkshire, Nicholas Dalmaso, Jessica
         R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
         Statement.(8)
(z)(2).  Original Power of Attorney of Mr. Bennett, authorizing among others, Nicholas Dalmaso, Jessica
         R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
         Statement.(11)
(z)(3).  Original Powers of Attorney of Mr. Bremner, Mr. Brown, Ms. Impellizzeri, Mr. Sawers,
         Mr. Schneider and Ms. Stockdale, authorizing among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(13)
(z)(4).  Original Power of Attorney of Mr. Hunter authorizing among others, Jessica R. Droeger, Larry
         W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(14)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(12) Incorporated by reference to the post-effective amendment no. 11 filed on Form N-1A for Registrant.
(13) Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(14) Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.

(15) Filed herewith.


Item 23: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 24: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25: Business and Other Connections of Investment Adviser
(a) Nuveen Asset Management ("NAM") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NAM who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:


                                                                Other Business, Profession, Vocation or
Name and Position with NAM                                         Employment During Past Two Years
--------------------------                                   ---------------------------------------
John P. Amboian, President and Director.....................                President and Director of Nuveen Investments,
                                                                            Inc., Nuveen Investments, LLC, Rittenhouse
                                                                            Asset Management, Inc., Nuveen Investments
                                                                            Advisers Inc., and Nuveen Investments
                                                                            Holdings, Inc.; formerly, President and
                                                                            Director of Nuveen Advisory Corp. and
                                                                            Nuveen Institutional Advisory Corp.*

Alan Berkshire, Senior Vice President, Secretary and General                Senior Vice President, Secretary and General
Counsel.....................................................                Counsel of Nuveen Investments, Inc., Nuveen
                                                                            Investments, LLC, Rittenhouse Asset
                                                                            Management, Inc., and Nuveen Investments
                                                                            Holdings, Inc.; Senior Vice President and
                                                                            Secretary of Nuveen Investments Advisers Inc.;
                                                                            Assistant Secretary of NWQ Investment
                                                                            Management Company, LLC and Secretary of
                                                                            Symphony Asset Management, LLC; formerly,
                                                                            Senior Vice President and Secretary (1997-
                                                                            2004) of Nuveen Advisory Corp. and Nuveen
                                                                            Institutional Advisory Corp.*

                                                                      Other Business, Profession, Vocation or
Name and Position with NAM                                               Employment During Past Two Years
--------------------------                            -----------------------------------------
Stuart J. Cohen, Vice President, Assistant Secretary  Vice President, Assistant Secretary and
and Assistant General Counsel........................ Assistant General Counsel of Nuveen
                                                      Investments, LLC, Nuveen Investments
                                                      Holdings, Inc. and Rittenhouse Asset
                                                      Management, Inc.; Vice President of
                                                      Nuveen Investments Advisers Inc.

Sherri A. Hlavacek, Vice President and Corporate      Vice President and Corporate Controller of
Controller........................................... Nuveen Investments, LLC, Nuveen
                                                      Investments Holdings, Inc., Nuveen
                                                      Investments Advisers Inc. and Rittenhouse
                                                      Asset Management, Inc.; Vice President
                                                      and Controller of Nuveen Investments,
                                                      Inc.; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Managing Director of Nuveen Investments,
Officer.............................................. Inc.; Managing Director and Chief
                                                      Compliance Officer of Nuveen
                                                      Investments, LLC, Nuveen Investments
                                                      Advisers Inc., and Rittenhouse Asset
                                                      Management, Inc.; Chief Compliance
                                                      Officer of Symphony Asset Management,
                                                      LLC; formerly, Managing Director and
                                                      Chief Compliance Officer (2004) of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.*; Head of
                                                      Global Compliance (January 2004-May
                                                      2004) of Citadel Investment Group;
                                                      Director, Midwest Regional Office (1994-
                                                      2003) United States Securities and
                                                      Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance... Senior Vice President, Finance of Nuveen
                                                      Investments, Inc., Nuveen Investments,
                                                      LLC, Rittenhouse Asset Management, Inc.,
                                                      Nuveen Investments Advisers Inc., and
                                                      Nuveen Investments Holdings, Inc.;
                                                      formerly, Senior Vice President, Finance
                                                      (1998-2004) of Nuveen Advisory Corp.
                                                      and Nuveen Institutional Advisory Corp.*

--------
* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

(b) Rittenhouse acts as sub-investment adviser to the Registrant for the Nuveen Rittenhouse Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Five Radnor Corporate Center, Suite 300, Radnor, PA 19087, except Mr. Schwertfeger's, Mr. Amboian's, Mr. Berkshire's, Ms. Wilson's, Mr. Cohen's, Mr. D'Arrigo's, Ms. Hlavacek's, Ms. Keefe's, Mr. Martin's and Mr. Zimmerman's address is 333 W. Wacker Drive, Chicago, IL 60606:



                        Positions and Offices         Other Business, Profession, Vocation or
Name                      with Rittenhouse               Employment During Past Two Years
----                    --------------------- --------------------------------------------------------
Timothy R. Schwertfeger Chairman, Chief       Chairman (since 1999) and Trustee (since 1996) of the
                        Executive Officer     funds advised by Nuveen Asset Management; Chairman
                        and Director          (since 1996) and Director of Nuveen Investments, Inc.,
                                              Nuveen Investments, LLC; Director (since 1996) of
                                              Institutional Capital Corporation; Chairman and
                                              Director (since 1997) of Nuveen Asset Management;
                                              Chairman of Nuveen Investments Advisers, Inc. (since
                                              2002); formerly, Chairman and Director (1996-2004) of
                                              Nuveen Advisory Corp. and Nuveen Institutional
                                              Advisory Corp.*

John P. Amboian         President and         President and Director of Nuveen Investments, Inc.,
                        Director              Nuveen Investments, LLC, Rittenhouse Asset
                                              Management, Inc., Nuveen Asset Management, Nuveen
                                              Investments Advisers Inc., and Nuveen Investments
                                              Holdings, Inc.; formerly, President and Director of
                                              Nuveen Advisory Corp. and Nuveen Institutional
                                              Advisory Corp.*

Alan G. Berkshire       Senior Vice           Senior Vice President, Secretary and General Counsel of
                        President, Secretary  Nuveen Investments, Inc., Nuveen Investments, LLC,
                        & General Counsel     Nuveen Asset Management and Nuveen Investments
                                              Holdings, Inc.; Senior Vice President and Secretary of
                                              Nuveen Investments Advisers Inc.; Assistant Secretary of
                                              NWQ Investment Management Company, LLC and
                                              Secretary of Symphony Asset Management, LLC; formerly,
                                              Senior Vice President and Secretary (1997-2004) of
                                              Nuveen Advisory Corp. and Nuveen Institutional
                                              Advisory Corp.*

Margaret E. Wilson      Senior Vice           Senior Vice President, Finance of Nuveen Investments,
                        President, Finance    Inc., Nuveen Investments, LLC, Nuveen Asset
                                              Management, Nuveen Investments Advisers Inc., and
                                              Nuveen Investments Holdings, Inc.; formerly, Senior Vice
                                              President, Finance (1998-2004) of Nuveen Advisory
                                              Corp. and Nuveen Institutional Advisory Corp.*

Stuart J. Cohen         Vice President,       Vice President, Assistant Secretary and Assistant
                        Assistant Secretary   General Counsel of Nuveen Investments, LLC, Nuveen
                        and Assistant         Investments Holdings, Inc. and Nuveen Asset
                        General Counsel       Management; Vice President of Nuveen Investments
                                              Advisers Inc.

William L. Conrad       Managing Director     None

                   Positions and Offices         Other Business, Profession, Vocation or
Name                 with Rittenhouse               Employment During Past Two Years
----               --------------------- -------------------------------------------------------
Nancy Crouse       Managing Director     Previously, Senior Vice President/Senior Portfolio
                                         Manager at Delaware Investments (1993-2005)

Peter H. D'Arrigo  Vice President and    Vice President of Nuveen Investments, LLC (since
                   Treasurer             1999); Vice President and Treasurer (since 1999) of
                                         Nuveen Investments, Inc.; Vice President and Treasurer
                                         (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                         Institutional Advisory Corp.*; Vice President and
                                         Treasurer of Nuveen Asset Management (since 2002)
                                         and of Nuveen Investments Advisers Inc. (since 2002);
                                         Assistant Treasurer of NWQ Investment Management
                                         Company, LLC. (since 2002); Vice President and
                                         Treasurer of Rittenhouse Asset Management, Inc. (since
                                         2003); Chartered Financial Analyst.

Sherri A. Hlavacek Vice President and    Vice President and Corporate Controller of Nuveen
                   Corporate             Investments, LLC, Nuveen Investments Holdings, Inc.,
                   Controller            Nuveen Investments Advisers Inc. and Nuveen Asset
                                         Management; Vice President and Controller of Nuveen
                                         Investments, Inc.; Certified Public Accountant.

James J. Jolinger  Managing Director     Portfolio Manager and Executive Director (1997-2003),
                   Director of Research  Morgan Stanley Investment Management, Inc.
                   Portfolio Manager

Mary E. Keefe      Managing Director     Managing Director of Nuveen Investments, Inc.;
                   and Chief             Managing Director and Chief Compliance Officer of
                   Compliance Officer    Nuveen Investments, LLC, Nuveen Investments
                                         Advisers Inc., and Nuveen Asset Management; Chief
                                         Compliance Officer of Symphony Asset Management,
                                         LLC; formerly, Managing Director and Chief
                                         Compliance Officer (2004) of Nuveen Advisory Corp.
                                         and Nuveen Institutional Advisory Corp.*; Head of
                                         Global Compliance (January 2004-May 2004) of Citadel
                                         Investment Group; Director, Midwest Regional Office
                                         (1994-2003) United States Securities and Exchange
                                         Commission.

Michael H. Lewers  Managing Director     None

Larry W. Martin    Vice President,       Vice President, Assistant Secretary and Assistant
                   Assistant Secretary   General Counsel of Nuveen Investments, LLC; formerly,
                   and Assistant         Vice President and Assistant Secretary of Nuveen
                   General Counsel       Advisory Corp. and Nuveen Institutional Advisory
                                         Corp. (1988-2004)*; Vice President (since 2005) and
                                         Assistant Secretary of Nuveen Investments, Inc.; Vice
                                         President (since 2005) and Assistant Secretary (since
                                         1997) of Nuveen Asset Management; Vice President
                                         (since 2000); Vice President and Assistant Secretary of
                                         Nuveen Investments Advisers Inc. (since 2002);
                                         Assistant Secretary of NWQ Investment Management
                                         Company, LLC (since 2002).


                      Positions and Offices          Other Business, Profession, Vocation or
Name                    with Rittenhouse                Employment During Past Two Years
----                  --------------------- ----------------------------------------------------------
Leonard H. McCandless  Vice President       Director, The Haverford Trust Company and Financial
                       Portfolio Manager    Consultant, Keystone Organization.

Daniel C. Roarty       Managing Director    None

John P. Waterman       Chief Investment     None
                       Officer

Margaret S. Woolley    Vice President,      None
                       Director of Trading

Gifford R. Zimmerman   Managing Director,   Managing Director (since 2002), Assistant Secretary and
                       Associate General    Associate General Counsel, formerly, Vice President and
                       Counsel and          Assistant General Counsel, of Nuveen Investments, LLC;
                       Assistant Secretary  Managing Director (since 2002), General Counsel (since
                                            1998) and Assistant Secretary, formerly, Vice President of
                                            Nuveen Advisory Corp. and Nuveen Institutional
                                            Advisory Corp.*; Managing Director (since 2002),
                                            Associate General Counsel and Assistant Secretary,
                                            formerly, Vice President (since 2000) of Nuveen Asset
                                            Management; Assistant Secretary of NWQ Investment
                                            Management Company, LLC (since 2002); Vice President
                                            and Assistant Secretary of Nuveen Investments Advisers
                                            Inc. (since 2002); Managing Director, Associate General
                                            Counsel and Assistant Secretary of Rittenhouse Asset
                                            Management, Inc. (since 2003); Managing Director (since
                                            2004) and Assistant Secretary (since 1994) of Nuveen
                                            Investments, Inc.; Chartered Financial Analyst.

--------

* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

(c) NWQ Investment Management Company, LLC ("NWQ") acts as sub-investment adviser to the Registrant for the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.


                  Positions and Offices        Other Business, Profession, Vocation or
Name                    with NWQ                  Employment During Past Two Years
----              --------------------- ------------------------------------------------------
Michael C. Mendez  Chief Executive      President and Director (since 1999), Managing Director
                   Officer              (1992-1999) of NWQ Investment Management
                                        Company, Inc.

Jon D. Bosse       CFA, Chief           Managing Director, Portfolio Manager, Director of
                   Investment Officer   Research (1996-2001), of NWQ Investment
                   and Managing         Management Company, Inc.
                   Director

Edward C. Friedel  CFA, Senior          Managing Director (since 1992) of NWQ Investment
                   Managing Director    Management Company, Inc.

Item 26: Principal Underwriters

(a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust III, and the Registrant. Nuveen is also serving as the principal or co-managing underwriter to Nuveen Equity Premium Advantage Fund and Nuveen Equity Premium and Growth Fund, closed-end management type investment companies.


(b)

  Name and
  Principal Business      Positions and Offices       Positions and
  Address                 with Underwriter            Offices with Registrant
  ----------------------  --------------------------  --------------------------

  Timothy R.              Chairman of the Board,      Chairman and Trustee
    Schwertfeger          Chief Executive Officer,
  333 West Wacker Drive   and Director
  Chicago, IL 60606

  John P. Amboian         President and Director      None
  333 West Wacker Drive
  Chicago, IL 60606

  William Adams IV        Executive Vice President    None
  333 West Wacker Drive
  Chicago, IL 60606

  Alan G. Berkshire       Senior Vice President,      None
  333 West Wacker Drive   Secretary and General
  Chicago, IL 60606         Counsel

  Alan A. Brown           Executive Vice President,   None
  333 West Wacker Drive   Mutual Funds
  Chicago, IL 60606

  Robert K. Burke         Vice President              None
  333 West Wacker Drive
  Chicago, IL 60606

  Peter H. D'Arrigo       Vice President and          Vice President and
  333 West Wacker Drive     Treasurer                   Treasurer
  Chicago, IL 60606

  Jessica R. Droeger      Vice President and          Vice President and
  333 West Wacker Drive     Assistant                   Secretary
  Chicago, IL 60606       Secretary

  Stephen D. Foy          Vice President and Funds    Vice President and
  333 West Wacker Drive     Controller                  Controller
  Chicago, IL 60606

  Mary E. Keefe           Managing Director and       None
  333 West Wacker Drive   Chief Compliance Officer
  Chicago, IL 60606

  Larry W. Martin         Vice President              Vice President
  333 West Wacker Drive   and Assistant               and Assistant
  Chicago, IL 60606       Secretary                   Secretary

  Paul C. Williams        Managing Director           None
  333 West Wacker Drive
  Chicago, IL 60606

  Name and
  Principal Business     Positions and Offices      Positions and
  Address                with Underwriter           Offices with Registrant
  ---------------------  -------------------------  -------------------------

  Margaret E. Wilson     Senior Vice President,     None
  333 West Wacker Drive    Finance
  Chicago, IL 60606

  Gifford R. Zimmerman   Managing Director and      Chief Administrative
  333 West Wacker Drive    Assistant                  Officer
  Chicago, IL 60606      Secretary

(c) Not applicable.

Item 27: Location of Accounts and Records
Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.


Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 28: Management Services
Not applicable.

Item 29: Undertakings
Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of November, 2005.


                                        NUVEEN INVESTMENT TRUST II

                                             /S/  JESSICA R. DROEGER
                                        ________________________________________
                                                  Jessica R. Droeger
                                                    Vice President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                     Title                         Date
          ---------                     -----                         ----

     /S/  STEPHEN D. FOY       Vice President and               November 28, 2005
------------------------         Controller (principal
       Stephen D. Foy            financial and
                                 accounting officer)

  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative             November 28, 2005
------------------------         Officer (principal
    Gifford R. Zimmerman         executive officer)
  Timothy R. Schwertfeger*     Chairman and Trustee    )
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
     Robert P. Bremner*        Trustee                 )
                                                       )
     Lawrence H. Brown*        Trustee                 )
                                                       )
       Jack B. Evans*          Trustee                 )
                                                       )       /S/  JESSICA R. DROEGER
     William C. Hunter*        Trustee                 )   By_________________________
                                                       )          Jessica R. Droeger
      David J. Kundert*                                )           Attorney-in-Fact
                                                       )
    William J. Schneider*      Trustee                 )
                                                       )
    Judith M. Stockdale*       Trustee                 )        November 28, 2005
                                                       )
     Eugene S. Sunshine*                               )


* An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been or are being filed with the Securities and Exchange Commission or are being filed herein.

                                 EXHIBIT INDEX


Exhibit
Number                                            Exhibit
------    ---------------------------------------------------------------------------------------

  (d)(12) Management Agreement between Registrant and Nuveen Asset Management.

  (d)(13) Investment Sub-Advisory Agreement between Nuveen Asset Management and Rittenhouse Asset
          Management, Inc.

  (e)(5)  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.

  (i)(14) Opinion and Consent of Chapman and Cutler LLP dated November 28, 2005.

  (j)     Consent of Independent Registered Public Accounting Firm.